--------------------------------------------------------------------------------
                          PROSPECTUS/DECEMBER 22, 1997



                         [SMITH BREEDEN LOGO]
                             SMITH BREEDEN
                        -----------------------
                         M U T U A L  F U N D S




     - Equity Market Plus Fund
     - Financial Services Fund

     - Short Duration U.S. Government Fund

     - Intermediate Duration U.S. Government Fund


  "We are pleased to announce the introduction of our newest fund -- the Smith Breeden Financial Services Fund. This fund, like our others, aims to deliver professional investment strategies that focus on performance and risk control."





/s/ DOUGLAS T. BREEDEN                           /s/ MICHAEL J. GIARLA
    Douglas T. Breeden                             Michael J. Giarla
      Chairman                                       President




          [INTENTIONAL LEFT BLANK PAGE]


                                                            [SMITH BREEDEN LOGO]



                           NOT PART OF THE PROSPECTUS



           Dear Investor,


           Thank you for selecting Smith Breeden No-Load Mutual Funds. Enclosed is the information you requested.


           How Your Fund is Managed -- Please read the enclosed prospectus booklet carefully to learn about the potential rewards and risks of each fund before you invest or send money. Please call us at 800-221-3138 if you have questions.


           How To Invest -- To invest, simply complete the separate account application. Please return the application with a check payable to Smith Breeden Mutual Funds ($1000 initial minimum for each fund, $250 minimum for Uniform Gifts to Minors and Retirement accounts, $50 subsequent minimum purchase) using the enclosed postage paid envelope. Shares may also be purchased by bank wire transfer or through leading computerized fund trading systems.


           We Will Keep You Informed -- You will receive an account statement each time you buy or sell shares, and whenever your fund pays or reinvests a dividend. The share prices of most Smith Breeden funds are published daily in the mutual fund section of major newspapers or simply call us at 800-221-3138 for prices and dividend information.


           Again, thank you for selecting Smith Breeden Mutual Funds.


           Sincerely,



/s/  DOUGLAS T. BREEDEN                      /s/ MICHAEL J. GIARLA
     Douglas T. Breeden                          Michael J. Giarla
          Chairman                                    President



[SMITH BREEDEN LOGO]





                           NOT PART OF THE PROSPECTUS

Fund Spotlight:

Short Duration US Govt Fund
Intermediate Duration US Govt Fund



Fund Managers:


     [PHOTO OF DANIEL C. DEKTAR]                 [PHOTO OF TIMOTHY D. ROWE]

       Daniel C. Dektar                              Timothy D. Rowe



Smith Breeden's goal is to design funds that target the risk profile of specific asset classes and not deviate from those risk targets. Our focus is on risk target stability, as well as delivering returns that exceed relevant benchmarks.

The Short Duration Fund is positioned to be a step up from money market funds. Our goal is to maintain a very low risk profile -- about the same as a 6-month Treasury Bill.

Our Intermediate Duration Fund also has a specific risk target: the Salomon
Brothers Mortgage Index, whose risk should be similar to a 3-5 year maturity
Treasury Note. Of course while Treasury Bills and Notes are U.S. Government insured and offer a fixed rate of return, the U.S. Government does not guarantee mutual fund performance. All bond funds experience some fluctuation in principal and yield.

Smith Breeden's expertise is in finding undervalued securities in the mortgage-backed securities market. We've been successful in creating total returns in the mortgage market that are above what you'd expect for the risks we have taken. We call these "excess returns."

Mortgage-backed securities can be prepaid by homeowners. That possibility generally results in higher yields but a different risk profile than, say, non-callable corporate bonds. Our expertise in protecting against mortgage prepayment risk is a key feature in each of these bond funds.

We are willing to spend part of the higher yield that mortgage securities provide to pay for the cost of hedging (protecting) our investments from homeowner prepayment risk. With both of our bond funds, our goal is to mimic the risk profile of our benchmarks but deliver higher total returns.

Fund Spotlight:

Equity Market Plus Fund




                   Fund Manager:

                                    [PHOTO OF JOHN B. SPROW]


                                        John B. Sprow


I am often asked about the unique strategy used by the Equity Market Plus
Fund. So I would like to discuss how the Fund works.

The Equity Market Plus Fund, like our bond funds, is designed to match the risk profile of a specific benchmark. In this case it's the S&P 500 stock index. But unlike a purely passive index fund, we use a strategy designed to outperform the S&P 500 without adding additional equity market risk.

The Equity Market Plus Fund can be viewed as comprising income and equity segments. The income segment invests in a combination of U.S. Government Agency mortgage securities, hedged to a low level of interest rate risk, a strategy similar to that of our Short Duration bond fund. The Equity segment invests in S&P 500 index futures contracts. (S&P 500 index futures contracts only require the posting of 5% margin, so 95% of the cash in the Fund is available to invest in the income segment.) When the "excess" returns we generate in the income segment (using our expertise in the mortgage markets) exceed the funding cost of the S&P 500 futures contracts plus the operating expenses incurred by the Fund, the Fund is able to outperform the S&P 500 Index.

While S&P 500 futures contracts are designed to track the S&P 500 index, they are not stocks and their performance can differ from the actual S&P index.

Smith Breeden was one of the first firms to implement this institutional strategy in a no-load mutual fund and we've been very pleased with the results.



                                                                        DFU 7/97
--------------------------------------------------------------------------------
Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors.


                                                            [SMITH BREEDEN LOGO]



                           NOT PART OF THE PROSPECTUS


                                Fund Spotlight:
                            Financial Services Fund



Fund Managers:





    [PHOTO OF                 [PHOTO OF            [PHOTO OF
 DOUGLAS T. BREEDEN]       MICHAEL J. GIARIA]   ROBERT B. PERRY]

 DOUGLAS T. BREEDEN]        Michael J. Giaria     Robert B. Perry


Smith Breeden Associates began life in 1982 as a business consultant to financial services firms. These past 15 years, the firm has had extensive consulting relationships with over 50 financial firms. Additionally, Smith
Breeden's principals have made substantial investments in financial services firms. With such depth of specialized experience, managing a financial services mutual fund is a natural extension of our expertise.

Successful analysis of investments in the financial services sector depends on understanding the internal workings of the companies themselves, the industry in which they operate, how that industry is regulated, and how it is impacted by economic events. Here we are uniquely qualified.

My work teaching graduate level courses in banking as well as serving as Editor for the Journal of Fixed Income helps enormously in keeping our investment research techniques at the leading edge of this rapidly changing industry. Assisting me in managing this portfolio will be Michael J. Giarla, President of Smith Breeden and Robert B. Perry, a Principal of Smith Breeden, both of whom have extensive experience in consulting for financial institutions. Our goal is to invest in firms where the values seem reasonable in relation to the growth prospects and risks of the firms. Banks, thrifts, financial and leasing companies, brokerage, investment banking and advisory firms, these are the primary types of firms we analyze.

Knowing that the fortunes of these firms can be related to changes in the market and in interest rates, we may also seek to protect investments in this area through the use of interest rate and equity futures and options, securities in which we have extensive experience. Although all investments involve a degree of risk, and we can't guarantee future results, we are confident that our skills and unique qualifications will provide investors with the potential to reap the rewards from the dynamic financial services sector.




                                                                       DFU 12/97

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors.


[SMITH BREEDEN LOGO]





                           NOT PART OF THE PROSPECTUS




           Tips for Successful Investing


           1. Invest Regularly. Most mutual fund share prices fluctuate, and we do not believe that anyone can predict future share prices. By investing at regular intervals you don't have to worry about buying at the "right" time. With regular periodic investing you are more likely to buy shares at a variety of prices and achieve an average purchase price that is satisfactory. Smith Breeden has an automatic investment plan that makes regular investing easy.1


           2. Invest For The Long Term. You should expect daily fluctuations in the performance of most mutual funds. Short-term fluctuations may result in gains or losses. But mutual fund performance over longer
           (monthly, annual or multi-year) periods tend to be less volatile. By focusing on the long-term, you are less likely to sell your shares prematurely due to daily news events.


           3. Defer Taxes When Possible. If you can invest through an IRA
           (Individual Retirement Account) or other tax-deferred account, you will benefit from compounded returns on a portion of investment gains you might otherwise pay in federal or state income taxes. Such compounded returns can increase your overall investment success.


           Please call us at 800-221-3138 if you wish to set up a Smith Breeden
           IRA account or have other questions.


           1Dollar cost averaging does not guarantee a profit or loss against a declining market and an investor should consider his or her ability to continue investing through periods of low price levels.








                                                                        DFU 7/97


                                    [SMITH BREEDEN LOGO]



Dear Shareholder:

We are delighted to share with you the addition of The Financial Services Fund to the Smith Breeden group of mutual funds. The Financial Services Fund seeks capital appreciation through investment of its assets in U.S. and foreign financial services companies. The investments include banks, thrifts, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies.

Since its inception in 1982, Smith Breeden Associates, Inc. has had extensive consulting relationships with over 50 financial services companies. The principals of Smith Breeden have made and continue to retain substantial investments in financial services firms. From this unique depth of specialized experience and "Hands On" knowledge of the industry, the Smith Breeden
Financial Services Fund has been created and launched. The Fund is comanaged by three principals of Smith Breeden with combined experience in the financial services industry of over 30 years. Highlights of their experience and background are detailed below.

Fund Manager Douglas T. Breeden: Dr. Breeden, the Chairman of the Board of
Smith Breeden Associates, co-founded the firm in 1982. He has served on business school facilities at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. Dr. Breeden is the Editor of the Journal of Fixed Income. He has served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American
Finance Association. He holds a Ph.D. in Finance from the Stanford University
Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington
Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond,
Indiana.

Fund Manager Michael J. Giarla: Mr. Giarla is Chief Operating Officer,
President and Director of Smith Breeden Associates and has been with the firm since 1985. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly
Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Mr. Giarla holds a Master of Business
Administration with Concentration in Finance from the Stanford University
Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr
Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.

Fund Manager Robert F. Perry: Mr. Perry is a Principal at Smith Breeden
Associates, providing hedging and investment advice to Smith Breeden's financial services clients. He is also responsible for calculating market-to-market values and projected income of institutions, and assesses the affects of interest rate and economic changes. Prior to joining Smith Breeden, Mr. Perry served as an interest rate risk analyst for Centura Bank, and secretary to the ALCO committee. He has also served as a Director for Community
First Financial Group, a multi-bank holding company located in Indianapolis, Indiana. Mr. Perry earned his Bachelor of Arts in Business Administration from
North Carolina State University.

Please read the enclosed prospectus for more detailed and complete information on the new Financial Services Fund. It also includes complete and updated information of the Smith Breeden Mutual Funds in which you are already invested.

Thank you for your continued trust in the Smith Breeden Mutual Funds. Please visit our website @ www.smithbreeden.com for daily performance and portfolio manager updates.

Sincerely,



/s/ Marianthe S. Mewkill

Marianthe S. Mewkill
Chief Financial Officer, Smith Breeden Mutual Funds



enclosures
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Please read enclosed prospectus for more complete information including management fees and expenses. Read it carefully before you invest or send money. Share prices and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. There are special risks associated with investing in futures and option contracts which may or may not be suitable for all investors. DISTRIBUTOR; FPS BROKER SERVICES, INC. 800/221-3137  12/97


                                                        [SMITH BREEDEN LOGO]


                               DECEMBER 22, 1997
                           SMITH BREEDEN MUTUAL FUNDS
                                   PROSPECTUS


The Smith Breeden Mutual Funds consist of four no-load, diversified Series (the
"Funds") of two management investment companies -- Smith Breeden Trust and Smith Breeden Series Fund. The investment adviser for the Funds is Smith
Breeden Associates, Inc. (the "Adviser").


Smith Breeden Equity Market Plus Fund (the "Equity Market Plus Fund", a series of the Smith Breeden Trust) seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Index without additional equity market risk. The Fund does not invest principally in the common stocks that make up the S&P 500 Index (the "Index") or any other index. Instead, the Fund uses S&P
500 futures and swaps in an effort to maintain an equity market exposure similar to that which would be achieved if all of the Fund's assets were invested in the stocks comprising the Index. Since the Equity Market Plus Fund utilizes index futures contracts and equity swap contracts to track the S&P 500
Index, it can invest substantially all of its cash in fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends largely on whether the total return on the Equity Market Plus Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.


Smith Breeden Financial Services Fund (the "Financial Services Fund", a series of the Smith Breeden Trust) seeks capital appreciation. To pursue this goal, the Fund invests in U.S. and foreign financial services companies. These include banks, thrift, finance and leasing companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies.


Smith Breeden Short Duration U.S. Government Fund (the "Short Fund", a series of the Smith Breeden Series Fund) seeks a high level of current income consistent with low volatility of net asset value. The Short Fund seeks to match the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis. The dollar weighted average maturity of the Fund's securities may at times significantly exceed six months.


Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate
Fund", a series of the Smith Breeden Series Fund) seeks a total return in excess of the total return of the major market indices for mortgage-backed securities. The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration, or interest-rate risk, of these indices is similar to that of intermediate-term
U.S. Treasury Notes, and typically will range between three and five years. The
Intermediate Fund consistently seeks to achieve a volatility of net asset value similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major mortgage market indices.


An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any of the Funds will meet their investment objectives. This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully and keep it for future reference. Statements of Additional Information dated December 22, 1997, have been filed with the Securities and Exchange Commission with respect to each Trust and are legally part of this prospectus. The Statements of Additional Information can be obtained without charge by writing to the Funds at 100 Europa Drive, Chapel
Hill, North Carolina 27514 or by calling 1-800-221-3138.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                               1


[SMITH BREEDEN LOGO]


                               TABLE OF CONTENTS

Expense Table...............................................................3
Financial Highlights -- Equity Market Plus Fund.............................5
Financial Highlights -- Short Fund..........................................6
Financial Highlights -- Intermediate Fund...................................7
Smith Breeden Mutual Funds..................................................8
Investment Objectives, Policies and Risk Considerations.....................8
Other Investment Practices and Risk Considerations.........................14
Management of the Funds....................................................18
Pricing of Fund Shares.....................................................22
How to Purchase Shares.....................................................23
How to Exchange Shares.....................................................25
How to Redeem Shares.......................................................25
Dividends and Distributions................................................27
Shareholder Reports and Information........................................28
Retirement Plans...........................................................29
Service and Distribution Plans.............................................28
Taxes......................................................................28
Capital Structure..........................................................30
Transfer, Dividend Disbursing Agent, Custodian and
 Independent Accountants...................................................30
Fund Performance...........................................................30


No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not be lawfully made.


2


[SMITH BREEDEN LOGO]





                                 EXPENSE TABLE


The following table is designed to assist you in understanding the expenses you will bear as a shareholder of a Fund. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of a Fund. Annual Fund
Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. The annual fund operating expenses shown below reflect expense limitations agreed to by the Adviser, and are based on each Fund's expenses for the past fiscal year, if applicable, or on good faith estimates provided by the Advisor.




                                                          Equity
                                                          Market     Financial
                                                          Plus       Services     Short     Intermediate
                                                          Fund       Fund         Fund      Fund
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                   None       None         None      None
Maximum Sales Load Imposed on Reinvested Dividends        None       None         None      None
Deferred Sales Load Imposed on Redemptions                None       None         None      None
Redemption Fees1                                          None       None         None      None
Exchange Fees                                             None       None         None      None
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees2                                          0.70%      1.50%        0.70%     0.70%
Other Expenses (net of reimbursement)3                    0.18%      0.00%        0.08%     0.18%
Total Fund Operating Expenses (net of reimbursement)3     0.88%      1.50%        0.78%     0.88%

-------------------------
1 A transaction charge of $9 may be imposed on redemptions by wire transfer.


2 Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each of the Fund's net assets out of its management fee. See "Service and Distribution Plans."


3 The Other Expenses and Total Fund Operating Expenses in the table reflect undertakings by the Adviser to bear expenses of each of the Funds and/or waive its fees to the extent necessary to limit Total Fund Operating Expenses to 0.78% for the Short Fund and 0.88% for each of the Equity Market Plus Fund and Intermediate Fund and to 1.50% for the Financial Services Fund through August 1, 1998. Absent the expense limitation, Other expenses and Total Fund Operating Expenses for the past fiscal year would have been 0.23% and 0.93% for the Short Fund, 0.46% and 1.16% for the Intermediate Fund, and 1.90% and 2.60% for the Equity Market Plus Fund, and are estimated to be about 4.30% and 5.00% for the Financial Services Fund.

[SMITH BREEDEN LOGO]





The following examples illustrate the expenses that apply to a $1,000 investment in each Fund over various time periods assuming: (1) a 5% annual rate of return, and (2) redemption or no redemption at the end of each time period. Except as noted in the table above, the Funds charge no redemption fees.


                              Short Duration Fund



                      1 Year      3 Years     5 Years     10 Years
                  ------------    ---------   ---------   ---------
                        $ 8      $ 26        $ 45        $ 99

             Intermediate Duration Fund and Equity Market Plus Fund



              1 Year     3 Years     5 Years     10 Years
               -------   ---------   ---------   ---------
                $ 9      $ 29        $ 50        $ 111

                            Financial Services Fund



                     1 Ye  ar      3 Years     5 Years     10 Years
                    ------------   ---------   ---------   ---------
                        $ 16        $ 49        $ 84        $ 184

These examples are based on the annual operating expenses shown above and should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. The annual rate of return may be more or less than 5%.


The Funds may be recommended to investors by registered investment advisors. Such advisors customarily impose fees that would be in addition to any fees and expenses presented in the above table. Certain broker- dealers may also charge a fee for purchase or redemption of shares through their network. Neither the Funds, nor the Adviser, exercise any control over such advisory or broker-dealer fees and may not be informed of the level of such fees.

                                                            [SMITH BREEDEN LOGO]



                            EQUITY MARKET PLUS FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from June 30, 1992, the date the Fund commenced operations, through September 30, 1997, and except for the six months ended September 30, 1997, are part of the Fund's financial statements, which have been audited by Deloitte & Touche
LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, and unaudited semi-annual financial statements, which appear in the Statement of Additional Information for the Smith Breeden Trust.



                                           Six Months
                                              Ended       Year Ended    Year Ended   Year Ended   Year Ended   Period Ended
                                          September 30,    March 31,    March 31,    March 31,    March 31,     March 31,
                                              1997           1997          1996         1995         1994         1993
                                         --------------- ------------- ------------ ------------ ------------ -------------
Net Asset Value, Beginning of
 Period   ..............................     $12.56         $12.27       $10.84        $ 9.88      $10.85        $10.00
                                           -----------    -----------   ----------   ----------   ----------    --------
Income From Investment Operations
---------------------------------------
Net investment income ..................       0.250          0.592        0.615        0.568        0.476         0.355
Net realized and unrealized gain (loss)
 on Investments ........................       2.877          1.813        2.768        1.081      ( 0.216)        1.281
                                           -----------    -----------   ----------   ----------   ----------    --------
Total from investment operations  ......       3.127          2.405        3.383        1.649        0.260         1.636
                                           -----------    -----------   ----------   ----------   ----------    --------
Less Distributions
-----------------------------------------
Dividends from net investment
 income   ..............................    ( 0.230)       ( 0.590)      ( 0.583)     ( 0.568)     ( 0.472)     ( 0.311)
Dividends in excess of net investment
 income   ..............................       --             --            --        ( 0.001)        --           --
Distributions from net realized gains
 on Investments ........................    ( 0.247)       ( 1.525)      ( 1.370)     ( 0.047)     ( 0.701)     ( 0.420)
Distributions in excess of net realized
 gains on Investments ..................       --             --            --        ( 0.073)     ( 0.057)     ( 0.055)
                                           -----------    -----------   ----------   ----------   ----------    --------
Total distributions   ..................    ( 0.477)       ( 2.115)      ( 1.953)     ( 0.689)     ( 1.230)     ( 0.786)
                                           -----------    -----------   ----------   ----------   ----------    --------
Net Asset Value, End of Period .........     $15.21         $12.56       $12.27       $10.84       $ 9.88        $10.85
                                           ===========    ===========   ==========   ==========   ==========    ========
Total Return ...........................     25.08 %        21.41 %       32.30 %      17.18 %       2.19 %      22.59 %*
Ratios/Supplemental Data
-----------------------------------------
Net assets, end of period   ............   $61,086,390    $13,507,377   $4,766,534   $2,107,346   $1,760,519    $903,846
Ratio of expenses to average net assets
 Before expense limitation  ............      1.28 %*        2.60 %        4.58 %       7.75 %       7.08 %      28.48 %*
 After expense limitation   ............      0.88 %*        0.88 %        0.90 %       0.90 %       0.90 %       0.57 %*
Ratio of net income to average net
 assets   ..............................
 Before expense limitation  ............      4.54 %*        3.58 %        1.85 %       0.59 %       1.84 %    (22.63 %)*
 After expense limitation   ............      4.95 %*        5.30 %        5.53 %       7.44 %       8.02 %       5.28 %*
Portfolio turnover rate  ...............      196%           182%          107%         120%         119%         271%

* Annualized

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.

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                              SHORT DURATION FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through September 30, 1997 and except for the six months ended September 30, 1997, are part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, and unaudited semi-annual financial statements, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                             Six Months
                                                Ended        Year Ended
                                            September 30,    March 31,
                                                1997            1997
                                           --------------- --------------
Net Asset Value, Beginning of Period.....       $9.83           $9.74
                                            ------------    ------------
Income From Investment Operations
-----------------------------------------
Net investment income   ..................      0.261           0.476
Net gain (loss) on securities (both
 realized and unrealized)  ...............      0.059           0.146
                                            ------------    ------------
Total from investment operations .........      0.320           0.622
                                            ------------    ------------
Less Distributions
-------------------------------------------
Dividends from net investment income   ...     (0.260)        (0.476)
Dividends in excess of net investment
 income  .................................       --           (0.056)
                                            ------------    ------------
Total distributions  .....................     (0.260)        (0.532)
                                            ------------    ------------
Net Asset Value, End of Period   .........     $9.89          $9.83
                                            ============    ============
Total Return   ...........................      3.30 %         6.57 %
Ratios/Supplemental Data
-------------------------------------------
Net assets, end of period  ...............  $103,238,834    $118,988,609
Ratio of expenses to average net assets
 Before expense limitation ...............     1.01 %*         0.93 %
 After expense limitation  ...............     0.78 %*         0.78 %
Ratio of net income to average net assets
 Before expense limitation ...............     5.39 %*         4.90 %
 After expense limitation  ...............     5.62 %*         5.04 %
Portfolio turnover rate ..................      306%            556%



                                             Year Ended     Year Ended     Year Ended    Period Ended
                                             March 31,      March 31,      March 31,      March 31,
                                                1996           1995           1994          1993
                                           -------------- -------------- -------------- -------------
Net Asset Value, Beginning of Period......      $9.90          $9.90         $10.00         $10.00
                                            ------------   ------------   ------------   -----------
Income From Investment Operations
-----------------------------------------
Net investment income   ..................      0.621          0.628          0.432          0.552
Net gain (loss) on securities (both
 realized and unrealized)  ...............     (0.148)           --          (0.070)         0.002
                                            ------------   ------------   ------------   -----------
Total from investment operations .........      0.473          0.628          0.362          0.554
                                            ------------   ------------   ------------   -----------
Less Distributions
-------------------------------------------
Dividends from net investment income   ...     (0.621)        (0.628)        (0.462)      ( 0.554)
Dividends in excess of net investment
 income  .................................     (0.012)           --             --            --
                                            ------------   ------------   ------------   -----------
Total distributions  .....................     (0.633)        (0.628)        (0.462)      ( 0.554)
                                            ------------   ------------   ------------   -----------
Net Asset Value, End of Period   .........     $9.74          $9.90         $ 9.90         $10.00
                                            ============   ============   ============   ===========
Total Return   ...........................      4.95 %         6.58 %         3.67 %        5.67 %
Ratios/Supplemental Data
-------------------------------------------
Net assets, end of period  ...............  $221,825,136   $218,431,665   $218,167,491   $48,531,206
Ratio of expenses to average net assets
 Before expense limitation ...............     0.93 %         0.92 %          1.00 %        2.58 %
 After expense limitation  ...............     0.78 %         0.78 %          0.78 %        0.78 %
Ratio of net income to average net assets
 Before expense limitation ...............     6.13 %         6.18 %          3.95 %        2.73 %
 After expense limitation  ...............     6.29 %         6.33 %          4.17 %        4.53 %
Portfolio turnover rate ..................      225 %           47 %           112 %           3%

* Annualized

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.

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                           INTERMEDIATE DURATION FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from March 31, 1992, the date the Fund commenced operations, through September 30, 1997, and except for the six months ended September 30, 1997, are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, and unaudited semi-financial statements, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                           Six Months
                                              Ended       Year Ended    Year Ended    Year Ended    Year Ended   Period Ended
                                          September 30,    March 31,     March 31,     March 31,    March 31,     March 31,
                                              1997           1997          1996          1995          1994         1993
                                         --------------- ------------- ------------- ------------- ------------ -------------
Net Asset Value, Beginning of
 Period   ..............................     $9.73          $10.01        $ 9.83        $10.01       $10.62        $10.00
                                           -----------    -----------   -----------   -----------   ----------   ----------
Income From Investment Operations
----------------------------------------
Net investment income ..................      0.284          0.599          0.660         0.664        1.05          0.826
Net gain (loss) on securities (both
 realized and unrealized)   ............      0.328         (0.024)         2.77         (0.049)      (0.601)        0.621
                                           -----------    -----------   -----------   -----------   ----------   ----------
Total from investment operations  ......      0.612          0.575          0.937         0.615        0.449         1.447
                                           -----------    -----------   -----------   -----------   ----------   ----------
Less Distributions
-----------------------------------------
Dividends from net investment
 income   ..............................     (0.280)        (0.604)        (0.656)      (0664)      (1.044)        (0826)
Dividends in excess of net investment
 income   ..............................       --             --            --          (0108)         --           --
Distributions from net realized gains
 on Investments ........................       --           (0.251)        (0.101)         --         (0015)        --
Distributions in excess of net realized
 gains on Investments ..................       --             --            --         (0.022)         --           --
                                           -----------    -----------   -----------   -----------   ----------   ----------
Total distributions   ..................     (0.280)        (0.855)        (0.757)      (0.794)      (1.059)       (0826)
                                           -----------    -----------   -----------   -----------   ----------   ----------
Net Asset Value, End of Period .........     10.06         $ 9.73         $10.01        $ 9.83       $10.01        $10.62
                                           ===========    ===========   ===========   ===========   ==========   ==========
Total Return ...........................      6.33 %         5.92 %         9.69 %        6.10 %        4.11 %      14.93 %
Ratios/Supplemental Data
-----------------------------------------
Net assets, end of period   ............   $46,914,014    $37,735,525   $36,446,940   $34,797,496   $6,779,666   $2,923,913
Ratio of expenses to average net
 assets   ..............................
 Before expense limitation  ............     1.04 %*         1.16 %         1.14 %        2.33 %        2.34 %      17.52 %
 After expense limitation   ............     0.88 %*         0.88 %         0.90 %        0.90 %        0.90 %       0.82 %
Ratio of net income to average net
 assets   ..............................
 Before expense limitation  ............     5.53 %*         5.92 %         6.26 %        4.77 %        6.30 %     ( 8.52 %)
 After expense limitation   ............     5.69 %*         6.19 %         6.49 %        6.20 %        7.74 %       8.18 %
Portfolio turnover rate  ...............      162 %           409 %          193 %         557 %          84 %           42%

*Annualized

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.

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                           SMITH BREEDEN MUTUAL FUNDS


The Short and Intermediate Funds are funds of the Smith Breeden Series Fund (the "Series Fund"), an open-end diversified management investment company. The Equity Market Plus and Financial Services Funds are series of the Smith Breeden Trust (the "Trust"), an open-end diversified management investment company.


Smith Breeden Associates, Inc. ("Smith Breeden" or the "Adviser") acts as investment adviser to the Funds. Smith Breeden is a money management and consulting firm founded in 1982 whose clients include pension funds, financial institutions, corporations, government entities, and charitable foundations.


            INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS


Each of the Funds has a different investment objective and different investment policies, and is designed to meet different investment needs.


The investment objectives and certain investment policies of the Short and Intermediate Funds are fundamental and may not be changed without a vote of shareholders of the relevant Fund. The investment objectives of the Equity Market Plus and Financial Services Funds are not fundamental. In order to comply with certain state securities laws, the Smith Breeden Equity Market Plus Fund had originally agreed to give its shareholders written notification at least thirty days prior to any change in the Fund's objective. As a result of the changes made by the National Securities Market Improvement Act of 1996, however, the Fund is no longer subject to such state securities law requirements. Accordingly, while there is no current intention to change the investment objective, this prospectus constitutes notice that on or after January 21, 1998 the Equity Market Plus Fund may make changes to its investment objective without giving shareholders written notification.


Since shares of each Fund represent an investment in securities with fluctuating market prices, the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. Due to the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. The descriptions that follow are designed to help you choose the Fund or combination of Funds that best fits your investment objectives.


Short Fund


The Short Fund's investment objective is to provide investors with a high level of current income, consistent with a volatility of net asset value similar to that of a portfolio which invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. There is no assurance that the Short Fund will be able to maintain a low volatility of net asset value.


The Short Fund will seek its investment objective by investing, under normal circumstances, at least 70% of its total assets in U.S. Government Securities (see "Investment Objectives, Policies and Risk Considerations -- Characteristics and Risks of the Securities in which the Short and Intermediate Funds and Fixed Income Segment of the Equity Market Plus Fund Invest"). It is anticipated that the Short Fund will invest primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. The Fund will also invest in fixed-rate and adjustable-rate mortgage-backed securities issued by non-governmental issuers. The Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable certificates of deposit) in commercial banks or institutions whose accounts are insured by the FDIC, BIF or SAIF.


Under normal circumstances the Short Fund will seek to achieve an interest-rate risk or option-adjusted duration (See "Other Investment Practices and Risk Considerations -- Adjusting Investment and Interest Rate Risk Exposure") similar to that of a six-month U.S. Treasury security on a constant maturity basis. However, the Short Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be longer than six months, sometimes significantly longer.


The Adviser believes that by investing in mortgage securities from a variety of market sectors on a selective basis and adjusting the overall option-adjusted duration of the portfolio to approximate that of a six-month

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 U.S. Treasury security, the Short Fund will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest or those that invest exclusively in adjustable-rate mortgage securities. The securities in which the Short Fund may invest may not yield as high a level of income as other securities in which other funds may invest. However, such higher yielding securities may be more volatile and may be issued by less creditworthy entities.


Intermediate Fund


The Intermediate Fund's investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities. The Intermediate Fund will seek its investment objective by investing, under normal circumstances, at least 70% of its total assets in U.S. Government Securities. It is anticipated that the Intermediate Fund will invest primarily in mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities. The Fund will also invest in fixed-rate and adjustable rate mortgage-backed securities issued by non-governmental issuers. The Fund may hold a portion of its assets in money market instruments and in time and savings deposits (including fixed-rate or adjustable-rate certificates of deposit) in commercial banks or institutions whose accounts are insured by the FDIC, BIF, or SAIF.


The major market indices for mortgage-backed securities currently include, but are not limited to, the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index. These indices include all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. Total return is the change in value of the investment, assuming reinvestment of all distributions. Under normal circumstances, the Intermediate Fund will seek to achieve an interest-rate risk or option-adjusted duration (see "Other Investments and Risk Considerations") similar to that of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices. The duration, or interest-rate risk, of these indices is believed by the Adviser to be similar to the that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years. When market interest rates decline, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to rise. Conversely, when market interest rates rise, the value of a portfolio invested in intermediate-term fixed-rate obligations can be expected to fall.


There is no assurance that the Intermediate Fund will be able to maintain a total return in excess of the total return of major market indices for mortgage-backed securities, or that it will match the interest rate risk of a portfolio investing exclusively in these securities.


Fundamental Policies. As a matter of fundamental policy, the Short and Intermediate Funds will limit purchases to securities from the following classes of assets:


1. Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;


2. Mortgage-Backed Securities rated AAA by S&P or Aaa by Moody's or unrated but deemed of equivalent quality by the Adviser;


3. Securities fully collateralized by assets in either of the above classes;


4. Assets which would qualify as liquidity items under federal regulations if held by a commercial bank or savings institution; and


5. Hedge instruments, which may only be used for risk management purposes. Any securities described in the "Hedging" section and any stripped Mortgage-Backed Securities may only be used for risk management purposes.

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Equity Market Plus Fund


The Equity Market Plus Fund seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Price Index (the "Index") without additional equity market risk. The Fund does not invest principally in the common stocks that make up the Index or any other stock index. Instead, the Fund uses S&P 500 futures and swaps in an effort to maintain an equity market exposure similar to that which would be achieved if all of the Fund's assets were invested in the stocks comprising the Index. Since the Equity Market Plus Fund utilizes index futures contracts and equity swap contracts to track the S&P 500 Index, it can invest substantially all of its cash in fixed-income securities and related hedging instruments. Whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends largely on whether the total return on the Equity Market Plus Fund's fixed-income investments equals or exceeds the Fund's total operating expenses, as well as other factors.


The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Fund, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.


The Equity Market Plus Fund seeks its objective by dividing its portfolio into two segments: an "S&P 500 Index Segment" and a "Fixed Income Segment." Through the S&P 500 Index Segment, the Fund invests in a combination of equity swap contracts, futures contracts on the S&P 500 Index and on other stock indices, including, but not limited to, the New York Stock Exchange Composite Index, and common stocks whose return (before deducting allocated costs) is expected to track movements in the S&P 500 Index. By employing this strategy, the Equity Market Plus Fund seeks to achieve the same investment opportunity and risk profile for the S&P 500 Index Segment as that of a hypothetical portfolio, equal in size to the Fund, invested in the common stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index.


When index futures contracts and/or equity swap contracts are, in the judgment of the Adviser, overpriced relative to the common stocks underlying the S&P 500 Index, the Fund may invest directly in the common stocks represented by the S&P 500 Index. The Fund will not own all 500 issues, but will attempt to purchase a basket of common stocks which the Adviser expects will, on average, match movements in the S&P 500 Index. Subject to limits on the Fund's investments in other investment companies, the Fund may also invest in these stocks indirectly by purchasing interests in asset pools investing in such stocks. To the extent that the Fund purchases interests in other investment companies, shareholders of the Fund may be subject to a layering of expenses because they may indirectly bear a proportionate share of the expenses of such investment companies (including advisory fees) in addition to bearing the direct expenses of the Fund.


Through the Fixed Income Segment, the Fund invests in fixed-income securities and uses related hedging techniques such as futures, options, floors, caps and swaps. The Fixed-Income Segment will invest substantially all of its assets in U.S. Government Securities, and may also invest in bank certificates of deposit, corporate debt obligations, and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund may also engage in loans of portfolio securities, dollar rolls, and reverse repurchase agreements to enhance income and total return. With these investments, the Fund seeks to generate income (consisting primarily of interest income) and gains which exceed the total costs of operating the Fund (including the costs associated with the S&P 500 Index Segment). Thus, whether the Fund's total return equals or exceeds the performance of the S&P 500 Index depends largely on whether the total return on the Fund's Fixed-Income Segment equals or exceeds the Fund's total operating expenses, as well as other factors described below.


The S&P 500 Index Segment's actual opportunities for gain or loss may be greater than a hypothetical portfolio invested in the stocks comprising the S&P 500 Index depending upon the Fund's exposure to the S&P 500 Index, which could at times be higher or lower than the Fund's total assets. For example, the total net notional amount of the Fund's equity swap contracts, S&P 500 or other stock index futures plus the market

                                                            [SMITH BREEDEN LOGO]


value of common stocks owned by the Fund may exceed the Fund's total net assets as a result of purchases and redemptions of Fund shares. In addition, since S&P 500 Index futures can only be purchased for specific amounts, the Fund might not be able to match accurately a notional amount of futures contracts to the Fund's total net assets. Under normal market conditions, the Fund expects that such variations in S&P 500 Index exposure will generally be up to 5% greater or less than the Fund's total net assets. Also, the ability of the S&P 500 Index Segment of the Fund's portfolio to replicate the investment opportunity and risk profile of a hypothetical stock portfolio may be diminished by imperfect correlations between price movements of the S&P 500 Index with price movements of S&P 500 and other stock index futures and/or the common stocks purchased by the Fund. In addition, the purchase and sale of common stocks and S&P 500 and other stock index futures involve transaction costs. Equity swap contracts require the Fund to pay interest on the notional amount of the contract. Therefore, assuming the Fund has successfully tracked the movement of the S&P 500 Index, the Fund will outperform the S&P 500 Index only if the total net return on the Fixed Income Segment of the Fund's portfolio exceeds the sum of (to the extent applicable) (1) the Fund's transaction costs on S&P 500 and other stock index futures and common stock transactions, (2) the interest payments under the Fund's equity swap contracts and (3) the Fund's operating expenses as described more fully under "Management of the Fund."


Example. Set forth below is an example of how the Equity Market Plus Fund might invest a $100 million portfolio:


1. Enter into an equity swap contract with a notional amount of $50 million;


2. Purchase S&P 500 index futures contracts with a total contract value of $45 million; and


3. Purchase $5 million worth of common stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index.


Because equity swap contracts and futures contracts may generally be initially entered into without making cash payments, the Fixed Income Segment would have $95 million to invest in various fixed income securities with appropriate hedging strategies. If, during the course of the year, the stocks comprising the S&P 500 Index appreciate 10% on average and pay a 4% dividend, and if the interest on the equity swap contract's notional amount is 6%, at the end of the year the following would occur:


1. The counterparty to the equity swap contract would be required to pay the Fund $4 million ($7 million appreciation and dividends minus $3 million interest);


2. The S&P 500 index futures contract would be closed out at a gain of $3.6 million ($6.3 million S&P 500 Index appreciation less $2.7 million for the S&P 500 Futures implicit cost of carry);


3. Dividend income and gain on the common stocks would total $0.7 million and in sum;


4. The S&P 500 Index Segment's return, before related operating expenses, would total $8.3 million dollars or 8.3%.


The Fund's total operating expenses (other than brokerage expenses and the interest on the notional amount of the equity swap contract as described above) are 0.88% of total net assets, or $0.88 million dollars. After consideration of these expenses, the S&P 500 Index Segment's return would total
7.42%. Therefore, the Fund would achieve a total return equal to the S&P 500 Index only if the Fixed Income Segment has a total return equal to 6.93% per annum. If the Fixed Income Segment achieves this result, then the Fund's total net assets would be $114 million -- an increase of 14% and a total return equal to the S&P 500 Index. If the Fixed Income Segment's total return were greater or less than 6.93% per annum, the Fund's total return would, in turn, be greater or less than the S&P 500 Index.


Smith Breeden Financial Services Fund


The Financial Services Fund seeks capital appreciation. To pursue this goal, the fund will invest at least 65% of its assets in U.S. and foreign financial services companies. These include banks, thrift, finance and leasing

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companies, brokerage, investment banking and advisory firms, real estate related firms and insurance companies. The Fund will generally invest in common stock and in other equity securities such as preferred stock and warrants. The Fund may also engage in other investment practices. See "Other Investment Practices and Risk Considerations."


Because the Financial Services Fund invests in single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Changing interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stocks. The Fund may buy or sell interest rate futures and options to attempt to mitigate the affect of changing interest rates upon the portfolio. However, the use of interest rate futures in such a strategy involves the risk that the price movements of the hedging instrument will not accurately reflect price movements in the security due to changing interest rates, so that the hedge will not be fully effective or may result in losses.


The Fund may also buy or sell stock index futures or options on such indices to adjust the risk and return characteristics of the Fund's stock portfolio. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, the use of stock index futures could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may also increase the volatility of the Fund relative to the Financial Services sector of the stock market. See also "Other Investment Practices and Risk Considerations" and the Statement of Additional Information for a discussion of the use of financial futures and options and their risks.


Financial services companies are subject to extensive government regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they charge. Profitability is largely dependent upon on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from the financial difficulties of borrowers can negatively impact the industry. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the financial services sector and the Fund.


The Fund may purchase securities of foreign financial services companies, which are subject to additional risks. Currency fluctuations can adversely affect the returns on investments held in foreign corporations. Other risks relate to the fact that differences exist in accounting, auditing and financial reporting standards. Political developments may also have an adverse impact. There is also the possibility of changes in investment or exchange control regulations, restrictions on the flow of international capital, and difficulties in pursuing legal remedies against issuers. The Fund will primarily invest in foreign financial securities through ADRs, which represent shares of a foreign corporation held by an U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are still subject to the risks associated with foreign investment generally described above. The Financial Services Fund may hedge against fluctuations in foreign exchange rates by entering into foreign currency forward and futures contracts. For more discussion of these contracts and their risks, see "Other Investment Practices and Risk Considerations" and the Statement of Additional Information.


Under regulations imposed by the Investment Company Act of 1940 and its rules (the "1940 Act"), the Fund may not purchase more than 10% of the securities of any domestic or foreign insurance company. The Fund may also not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities, unless such investment is limited to not more than 5% of the equity securities or 10% of the debt securities of such company, and such investment represents not more than 5% of the net assets of the Fund.


The Financial Services Fund intends to be a diversified fund, as defined under the 1940 Act, and as such, with respect to 75% of its assets, will not invest more than 5% of its assets in any single issuer, and such 5% holding cannot represent more than a 10% voting interest in the acquired company.

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Characteristics and Risks of the Securities in which the Short and Intermediate Funds and Fixed Income Segment of the Equity Market Plus Fund Invest


U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage
Corporation.) Mortgage-backed securities are explained more fully below.


Credit Risks. While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs are backed by the full faith and credit of the U.S. Government, other securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize this credit risk by investing in securities of the highest credit quality instruments, while the Equity Market Plus Fund will seek to minimize this risk of default by investing in securities of at least investment grade, except that the Equity Market Plus Fund's investment in mortgage backed securities will be rated at least A by Standard & Poors ("S&P"). The individual securities continue to be subject to the risk that their prices can fluctuate, in some cases significantly, due to changes in prevailing interest rates.


Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, stripped mortgage-backed securities and other instruments described below.


There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.


The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's Investors Service ("Moody's"), or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's, or are unrated but deemed to be of comparable credit quality by the Adviser. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


The Equity Market Plus Fund may invest in other mortgage-backed and asset-backed securities. Its investment in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables.


Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity

[SMITH BREEDEN LOGO]


when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Other Investment Practices and Risk Considerations" and the Statement of Additional Information.


Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The Fixed Income Segment of the Equity Market Plus Fund may also invest in adjustable-rate securities backed by assets other than mortgage pools.


Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage- backed securities.


Other Mortgage Backed Securities and Fixed Income Investments. The Short and Intermediate Funds and Fixed Income Segment of the Equity Market Plus Fund may also invest in other types of mortgage-backed and fixed income securities including Collateralized Mortgage Obligations, Stripped Securities, and zero coupon bonds. These types of securities, including their risks, are described in detail in the Statement of Additional Information. New instruments and variations of existing mortgage-backed securities continue to be developed. The Funds may invest in any such instruments or variations to the extent consistent with their investment objectives and policies and applicable regulatory requirements.


               OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS


The Statement of Additional Information for each Fund contains more detailed information about the following practices, including limitations designed to reduce their risks.


Adjusting Investment and Interest Rate Risk Exposure. A Fund can use various techniques to increase or decrease its exposure to changing security prices and indices, currency exchange rates, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. These techniques include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into currency exchange contracts or swap agreements. Any or all of these techniques may be used at one time, except that only the Financial Services Fund may enter into currency exchange futures, forward or swap contracts. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position.

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Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the two parties are generally calculated with respect to a "notional amount", i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements are currently considered illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realized amounts to be received under such agreements.


Options and futures transactions involve costs and may result in losses. The losses from investing in futures transactions are potentially unlimited. In addition, the effective use of options and futures strategies depends on a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. This ability to terminate positions when the Adviser deems it desirable to do so may be hindered by the lack of a liquid secondary market. Although a Fund will take an options or futures contract position only if the Adviser believes there is a liquid secondary market for the option or futures contract, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.


The use of options and futures strategies also involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. For example, a Fund bears the risk that prices of hedged securities will not move to the same degree as the hedging instrument, or that price movements in the hedging instrument will not accurately reflect price movements in the security underlying the hedging instrument. It is also possible for a Fund to incur a loss on both the hedged securities and the hedging instrument. In the case of the Short and Intermediate Funds, and the Fixed Income segment of the Equity Market Plus Fund, this means that they may not achieve, and may at times exceed, their targeted option-adjusted durations.


Option-adjusted duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas option-adjusted duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. In computing the duration of a Fund's portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of changes in interest rates on prepayments and coupon flows.


At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.


The Short, Intermediate and Equity Market Plus Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open

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positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.


The Short and Intermediate Funds will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary United States government securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.


The Equity Market Plus Fund will not purchase or sell S&P 500 or other stock index futures, except for bona fide hedging purposes, if as a result the Fund's aggregate initial margin deposits and premiums would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an S&P 500 or other stock index futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Statement of Additional Information provides additional information regarding equity swap contracts, S&P 500 and other stock index futures contracts and their related risks.


In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.


The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.


Securities Lending, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.


The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.


Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information for each Trust contains a more detailed explanation of these practices.

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Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.


Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Short, Intermediate, and Equity Market Plus Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. The Financial Services Fund may make short sales of securities to reduce the risk of the portfolio to the market or to increase return. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.


When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.


Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.


A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant Statement of Additional Information.


Illiquid Securities. A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.


The Financial Services Fund may invest in restricted securities, which represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in registered public offering. Restricted securities deemed to be liquid under procedures established by the Board are not subject to the limitations on illiquid securities.


The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid

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securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statement of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.


Portfolio Turnover. The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights". The Adviser expects that for the Financial Services Fund, the portfolio turnover rate will not exceed 400%.


The portfolio turnover rates reported in the "Financial Highlights" for the Short and Intermediate Funds for the fiscal year ended March 31, 1997 were relatively high. Since the Short and Intermediate Funds' portfolio holdings are very liquid, the Funds may reposition its holdings between different mortgage sectors relatively frequently, but without generating substantial transaction costs. The mortgage securities in which the Short, Intermediate and Equity Market Plus Funds invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission.


The Funds will pay commissions in connection with options and future transactions and, for the Equity Market Plus Fund and Financial Services Fund, in relation to any purchase of common stocks or other equity securities.


Until March 31, 1998, for the Short, Intermediate, and Equity Market Plus Funds only, another potential consequence of high portfolio turnover is that if 30% or more of a Fund's gross income for a taxable year is derived from gains from the sale of securities held for less than three months, the Fund will not qualify as a regulated investment company and, therefore, would be subject to corporate income tax during that taxable year. The Adviser endeavors to manage the investment composition of these Funds and to adjust the portfolio turnover, if necessary, to ensure that each Fund will be eligible for treatment as a regulated investment company.


                            MANAGEMENT OF THE FUNDS


Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 (the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.


Trustees and Officers


The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.


Douglas T. Breeden*            Trustee and Chairman
                               Portfolio Manager, Financial Services Fund


Dr. Breeden, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. In conjunction with Michael J. Giarla and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services
Fund. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds


* Interested Person

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a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana.


Michael J. Giarla*           Trustee and President
                                 Portfolio Manager, Financial Services Fund


Mr. Giarla is Chief Operating Officer, President and Director of Smith Breeden Associates. In conjunction with Douglas T. Breeden and Robert B. Perry, he is responsible for the day-to-day operations of the Financial Services Fund. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller
Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts.


Stephen M. Schaefer           Trustee


Stephen M. Schaefer is Esmee Fairbairn Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, the Journal of Fixed Income, the Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions and is a former Independent Board Member of the Securities and Futures Authority of Great Britain.


Myron S. Scholes           Trustee


Myron S. Scholes is a Principal in the money management firm Long-Term Capital Management Co. (since 1993). He is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since
1983). He is a member of the Econometric Society. Professor Scholes was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980. Prior to coming to the University of Chicago, Professor Scholes was first an Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his
Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990).


Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May 1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.


* Interested Person

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William F. Sharpe           Trustee


William F. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment performance. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill, 1970), Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990.


Daniel C. Dektar           Vice President, Smith Breeden Series Fund
                                 Portfolio Manager, Short and Intermediate
Funds


Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In December 1997, Timothy D. Rowe joined Mr. Dektar as co-Portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.


Timothy D. Rowe           Portfolio Manager, Intermediate Fund


Timothy D. Rowe is a Principal, Director, and Vice President of Smith Breeden Associates. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund. Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices. Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic Review magazine. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit Scholar.

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John B. Sprow           Vice President, Smith Breeden Trust
                               Portfolio Manager, Equity Market Plus Fund


John B. Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates. Mr. Sprow has been primarily responsible for the day-to-day management of the Equity Market Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.


Robert B. Perry           Vice President, Smith Breeden Trust
                                Portfolio Manager, Financial Services Fund


Robert B. Perry is a Principal at Smith Breeden Associates, providing hedging and investment advice to Smith Breeden's financial services clients. He is also responsible for calculating market-to-market values and projected income of institutions, and assesses the effects of interest rate and economic changes. In conjunction with Douglas T. Breeden and Michael J. Giarla, Mr. Perry is responsible for the day-to-day operations of the Financial Services Fund. Prior to joining Smith Breeden, Mr. Perry served as an interest rate risk analyst for Centura Bank, and secretary to the ALCO committee. He has also served as a Director for Community First Financial Group, a multi-bank holding company located in Indianapolis, Indiana. Mr. Perry earned his Bachelor of Arts in Business Administration from North Carolina State University.


Marianthe S. Mewkill           Vice President, Secretary, Treasurer, and
                                    Chief Accounting Officer


Marianthe S. Mewkill is a Principal, Vice President and Chief Financial Officer of Smith Breeden Associates. Ms. Mewkill handles financial reporting, budgeting, tax research and planning for the Smith Breeden Mutual Funds and for Smith Breeden Associates, Inc. She ensures compliance with agency regulations and administers the Adviser's internal trading and other policies. She was previously employed as a Controller for the Hunt Alternatives Fund, as an Associate at Goldman Sachs & Co., and as a Senior Auditor at Arthur Andersen & Co. She earned a Master of Business Administration with Concentrations in Finance and Accounting from New York University and graduated from Wellesley College, magna cum laude with a Bachelor of Arts degree in History and French and a Minor in Economics.


Investment Adviser


Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 66% of the Adviser's voting stock is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For these services, the Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.70% of the Short, Intermediate and Equity Market Plus Funds' average daily net assets. The Adviser receives a fee at the rate of 1.50% for its management of the Financial Services Fund. Until the renewal date of its contracts with the Funds, August 1, 1998, the Adviser has voluntarily agreed to reduce its compensation, and to the extent necessary absorb other expenses of the Funds, such that the total expenses (exclusive of ordinary brokerage commissions, investment transaction taxes and extraordinary expenses) do not exceed 0.88% of the average net assets for each of the Equity Market Plus Fund and the Intermediate Fund, 0.78% of the average net assets of the Short Fund and 1.50% of the Financial Services Fund.

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The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.


Distribution


FPS Broker Services, Inc. (the "Principal Underwriter") acts as distributor for the Funds for which the Adviser pays the Principal Underwriter an annual fee of $30,000. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.


Expenses


The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.


                             PRICING OF FUND SHARES


The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire. See "How to Redeem Shares."


The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (usually at 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications accepted or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to the close of regular trading each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications accepted or redemption requests received in proper form after the close of regular trading by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.


Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve and Christmas Day. The Short and Intermediate Funds will also not be priced on Columbus Day and Veterans' Day.


Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.

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                             HOW TO PURCHASE SHARES


All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."



                                       Initial Minimum     Additional Minimum
Type of Account                        Investment          Investment
     Regular                           $1000               $50
     Automatic Investment Plan         None                $50
     Individual Retirement Account     $250                $50
     Gift to Minors                    $250                $50

Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.


How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.


Your completed Purchase Application should be mailed directly to:

Smith Breeden Mutual Funds
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903


All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.


How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:


                             United Missouri Bank
                           A.B.A. Number 10-10-00695
                     For the account of FPS Services, Inc.
                         Account Number 98-7037-071-9
                For credit to (identify which Fund to purchase)
               For further credit to: (investor account number)
                        (name or account registration)
                (Social Security or Tax Identification Number)


Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.


Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by

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checking the appropriate boxes on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.


If you have any questions, please call the Funds at 1-800-221-3138.


How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.


Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You have two options under the Plan to make investments. One is by automatic payroll deduction. Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a pre-authorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase
Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1000 or less.


Purchasing Shares Through Other Institutions. The Funds have authorized dealers besides the Principal Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.


Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.


Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.

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                             HOW TO EXCHANGE SHARES


Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.


Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 3200 Horizon Drive, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."


The Funds will accept exchange orders by telephone or other means of electronic transmission from broker- dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal
Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.


Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Taxes" in the Funds' Statements of Additional Information.


There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.


If you buy shares by check, you may not exchange those shares for up to 15 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.


The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).


Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.



                              HOW TO REDEEM SHARES


You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.


How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request

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for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.


A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 15 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.


How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.


In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.


Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.


The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.


You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.


The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

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Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.


Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks are not ordered to be mailed to the shareholder until 15 days after the account is opened, if the account is opened by check by the shareholder. This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least
$100. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.


In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is United Missouri Bank. Shareholders utilizing check writing are subject to United Missouri Bank's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option.


If you would like to initiate check writing, please call Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.


Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal
Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.


A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.


                          DIVIDENDS AND DISTRIBUTIONS


The Short and Intermediate Funds intend to make monthly distributions to their shareholders of net investment income. The Equity Market Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. The Financial Services Fund will most

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likely make only this annual distribution of net realized gains, and at this time, will also distribute any net investment income. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.


The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.


The Intermediate Fund will declare daily dividends for shareholders of record. The Intermediate Fund's dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.


Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain. You may separately elect to reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase
Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid. Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


                      SHAREHOLDER REPORTS AND INFORMATION


The Funds will provide the following statements and reports:


Confirmation and Account Statements. After each transaction that affects the account balance or account registration, including the payment of dividends, you will receive a confirmation statement.


Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.


Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.


Reports to Depository Institutions. Shareholders of the Short or Intermediate Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.


If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account

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with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or call 1-800-221-3137.


                                RETIREMENT PLANS


The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.


The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.


                         SERVICE AND DISTRIBUTION PLANS


Each Fund has adopted a Distribution and Services Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.



Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


                                     TAXES


Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.


All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains are taxed at a maximum of 28% or 20%, depending on the Fund's holding period in the portfolio investments. Each Fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.


It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, none of the Short or Intermediate Fund's distributions are expected to qualify for such tax-free treatment, and only an insignificant amount of the Equity Market Plus Fund's distributions are expected to so qualify.

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The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application.


The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


                               CAPITAL STRUCTURE


The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of the Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.


The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.


Shareholders of the separate funds of the Series Fund or Trust will vote together in electing trustees and in certain other matters. Shareholders in each fund of the Series Fund should be aware that the outcome of the election of trustees and of certain other matters could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.


Although neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove trustees, or to take other actions as provided in the respective Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a trustee, both the Series Fund and Trust have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND
                            INDEPENDENT ACCOUNTANTS


FPS Services, Inc. ("FPS Services" or the "Transfer Agent"), 3200 Horizon Drive, King of Prussia, PA 19406, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche, LLP, has been selected to serve as independent auditors of the Company for the fiscal year ending March 31, 1998.


                                FUND PERFORMANCE


Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. An average annual total return refers to the rate of

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return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).


The Short and Intermediate Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by the Short or Intermediate Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.


A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.


The Equity Market Plus Fund's total return may also be compared to the return of the Standard & Poor's 500 Composite Stock Price Index. For purposes of showing the returns of large company stocks versus small company stocks, or to compare returns versus inflation, the Equity Market Plus Fund's total return may also be compared to the total return of the Nasdaq Composite OTC Index, Nasdaq Industrials Index, Russell 2000 Index, or the Consumer Price Index. The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return will most likely be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others. The Financial Services Fund's return may be compared to the S&P 500 Index return, an investment of 80% in the S&P Financial Composite Index and 20% in money market funds, the Keefe, Bruyette & Woods Index, or the average of the mutual funds in the Morningstar Specialty Financial Category. Further information on performance measurement may be found in the relevant Statement of Additional Information.


Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.

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                    Shareholder Services

                    Account Inquiries, Balance
                    and Transaction Information
                    1-800-221-3137



                    Dealer Services
                    Current Prospectuses, Sales Literature
                    Yields, Prices, Fund Information
                    1-800-221-3138


                    Distributed by:
                    FPS Broker Services, Inc.
                    3200 Horizon Drive
                    P.0. Box 61503
                    King of Prussia, PA 19406-0903




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                          100 Europa Drive, Suite 200
                           Chapel Hill, NC 27514-2310
                                 (919) 967-7221

                    SMITH BREEDEN SERIES FUND

        SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
    SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND

               STATEMENT OF ADDITIONAL INFORMATION

                       DECEMBER 22, 1997

                   100 Europa Drive, Suite 200
             Chapel Hill, North Carolina 27514-2310
                         (919) 967-7221

   This Statement of Additional Information contains information pertaining to the Smith Breeden Series Fund (the "Series Fund"), a no load open-end management investment company offering redeemable shares of beneficial interest in two separate series, the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund"). This Statement of Additional Information contains information which may be useful to investors and which is not included in the Prospectus of the Smith Breeden Mutual Funds. This Statement of Additional
Information is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Smith Breeden Mutual Funds dated December 22, 1997, as may be amended from time to time. This Statement should be read with the Prospectus.


Contents                                                    Page

MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS    2
INVESTMENT RESTRICTIONS.                                     11
TRUSTEES AND OFFICERS                                        14
INVESTMENT ADVISORY AND OTHER SERVICES                       14
PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS      16
POLICIES REGARDING BROKERS USED IN PORTFOLIO TRANSACTIONS    17
ADDITIONAL INFORMATION REGARDING PURCHASES
    AND REDEMPTIONS OF FUND SHARES.                          19
   TAXES                                                     21
STANDARD PERFORMANCE MEASURES                                24
ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS           29
EXPERTS                                                      29
FINANCIAL STATEMENTS                                         29
APPENDIX                                                     30

1
  MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Investment Policies

The following supplements the information contained in the Prospectus about the investment policies of the Short and
Intermediate Funds (the "Funds"). Terms used herein have the same meanings as in the Prospectus. The Funds' Prospectus states that the Funds may engage in each of the following investment practices. However, the fact that the Funds may engage in a particular practice does not necessarily mean that they will actually do so.

Repurchase Agreements. A Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Funds' present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments," "when issued" and "delayed delivery" securities) if a Fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if a Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a
commitment   prior  to  settlement  if  the  Adviser   deems   it
appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

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Securities  Loans.   A  Fund  may  make  secured  loans  of   its
securities  amounting  to not more than  33  1/3%  of  its  total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreement requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Borrowing. A Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls (as described in Appendix A of the Prospectus) up to 33 1/3% of the value of a Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. A Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

Reverse Repurchase Agreements and Dollar Roll Agreements. A Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later

3
date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

   Collateralized Mortgage Obligations ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

   CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of

4
principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short and Intermediate Fund will not invest in Residuals.

   In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the 1940 Act's limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

   Stripped Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody's, respectively. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques, as described in "Other Investment Practices and Risk Considerations" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

   The Adviser expects that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in

5
value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund's net assets.

   The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

   In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Short and Intermediate Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short and Intermediate Funds will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The Short and Intermediate Funds may invest only in stripped mortgage-backed securities ("SMBS") which are STRIPS represented by derivative multi-class mortgage securities. Under no circumstances will the Short or Intermediate Funds purchase SMBS if such purchase would cause SMBS to exceed 5% of the assets of a Fund.

   Zero Coupon Securities. The Funds may invest in "zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

   A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

General Characteristics and Risks of Options, Futures, Swaps, and
Caps and Floors

Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the

6
underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing
Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are considered illiquid. The Funds will engage in OTC Option transactions only with primary United States

7
Government securities dealers recognized by the Federal Reserve Bank of New York. The Adviser monitors the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Fund's Board of Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options. As a purchaser of an interest rate futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short or Intermediate Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Short or Intermediate Fund upon the proper termination of the futures contract. The margin deposits made

8
are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, or cash, U.S. Government securities or other liquid highgrade debt securities, called
"variation  margin",  in  the  name  of  the  broker,  which  are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which the Short or Intermediate Fund engages in transactions in futures or options, either Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Funds only with broker or financial institutions deemed creditworthy by the Adviser.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Short or Intermediate Fund to hedge successfully will depend on the Adviser's ability to forecast pertinent market movements, which cannot be assured.

In order to achieve its investment objective, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

9
  A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the expected volatility relationship between the Fund and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Short or Intermediate Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by the Short or Intermediate Fund from its hedging activities generally will be treated as capital gains.

   In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.

   Interest Rate and Mortgage Swaps, Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating-rate payments for fixed-rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

   The Short or Intermediate Funds will enter into interest rate swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount. There can be no assurance that the Funds will be able to enter into interest rate swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that any of the Funds will be able to terminate an interest rate swap or sell or offset interest rate caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

10
   Inasmuch as these hedging transactions are entered into for hedging purposes, the Adviser and the Funds believe swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

   The Short and Intermediate Funds will not write interest rate caps, floors and collars, and will not enter into any interest rate swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's Investors Service, Inc. at the time of entering into such transaction.

   If there is default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest-rate swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Funds thus assume the risk that one of them may be delayed in or prevented from obtaining payments owed to it pursuant to interest rate swaps, caps, floors or collars.

   The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Funds will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Illiquid Securities" in the Prospectus.

                     INVESTMENT RESTRICTIONS

The following restrictions (except as noted) have been adopted as fundamental policies for the Funds, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Funds, as the case may be (as defined in the Investment Company Act). A Fund may not (except that none of the following investment restrictions shall prevent a Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the Investment Company Act) in an open-end investment company with substantially the same investment objectives):

1. Issue senior securities, borrow money or pledge its assets, except that the Short or Intermediate Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and

11
     may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result:
     (i) with respect to 75% of its total assets more than 5% of the Short or Intermediate Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5. Purchase any security, other than Mortgage-Backed Securities, or obligations of the U.S. Government, its agencies or instrumentalities, if as a result the Short or Intermediate Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

7. Purchase or sell commodities or commodity contracts except for hedging purposes.

8. Invest in interests in oil, gas or other mineral exploration or development program.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act.

11. Make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Short or Intermediate Fund may invest consistently with its investment

12
     objectives and policies and investment limitations or the investment in repurchase agreements with Qualified Institutions. The Short or Intermediate Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets (including such loans).

12.  Purchase   securities  on  margin  (though  the   Short   or
     Intermediate Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Short or Intermediate Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Funds will take prompt action to reduce its borrowings as required by applicable laws.

In order to change any of the foregoing restrictions, which are fundamental policies, approval must be obtained by shareholders of the Short or Intermediate Fund, as the case may be. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of either the Short or Intermediate Fund.

In addition, as non-fundamental policies, a Fund may not:

(a)  sell over-the-counter options which it does not own;

(b) sell options on futures contracts which options it does not own; or

(c)  invest in residual interests in a REMIC or a CMO.

Other Policies

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Short or Intermediate Fund may be retained in cash, including cash equivalents which are Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended

13
that only so much of the underlying assets of the Short or Intermediate Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.


                      TRUSTEES AND OFFICERS

The  Board  of  Trustees has the responsibility for  the  overall management of the Series Fund and each of the Funds, including general supervision and review of the Funds' investment activities. The Trustees, in turn, elect the officers who are responsible for administering the day-to-day operations of the Funds. Trustees and officers of the Series Fund are identified in the Prospectus.

   All of the Trustees are Trustees of all the other Funds managed by the Adviser and each independent Trustee receives fees for his or her services. The Trustees do not receive pension or retirement benefits from the Funds. The table below shows the fees paid by each of the Funds of the Smith Breeden Series Fund separately to each independent Director for the fiscal year ended March 31, 1997, and the total fees paid by the entire Fund complex for the fiscal year ended March 31, 1997. There are two other Funds in the complex besides the Short Duration U.S. Government Fund and the Intermediate Duration U.S. Government Fund.

Director           	Total           Total              Total
		    Compensation   Compensation      Compensation
		       Paid by 	       Paid by  	Paid by
                     Short Fund   Intermediate Fund  Smith Breeden
                                        	     Fund Complex

Stephen M. Schaefer    $31,250         $4,127           $38,750
Myron S. Scholes       $33,750         $5,000           $38,750
William F. Sharpe      $32,350         $5,000           $38,750

The Series Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless it is determined that they had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or had not acted in good faith in the reasonable belief that their actions were in the best interests of the Series Fund or the Funds.


             INVESTMENT ADVISORY AND OTHER SERVICES

The  investment  manager of each of the Funds  is  Smith  Breeden
Associates, Inc. (the "Adviser"). The table in the Prospectus indicates which officers and Trustees are affiliated persons of the Adviser.

Pursuant to an Investment Advisory Agreement with each of the Funds (the "Advisory Agreement"), the Adviser provides investment

14
research   and  portfolio  management  services,  including   the
selection of securities to purchase, hold or sell, and the selection of brokers and dealers through whom portfolio transactions are executed. The Adviser's activities are subject to the review and supervision of the Board of Trustees to whom the Adviser renders periodic reports of both Funds' investment activities. The Adviser, at its own expense, furnishes the Funds with office space and office furnishings, facilities and equipment required for managing the business affairs of the Funds; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; carries fidelity insurance on its own officers and directors for the protection of the Funds; and provides certain telephone and other mechanical services. Except for the expense limitation in place through August 1, 1998, each of the Funds bears all expenses related to its operation not borne by the Adviser, as discussed in the Prospectus.

Each Advisory Agreement is in effect until August 1, 1998. Thereafter, it may continue in effect for successive periods not exceeding one year, providing such continuance is specifically approved at least annually by a vote of the Funds' Board of Trustees or by a vote of the holders of a majority of each of the Funds' outstanding voting securities, and in either event by a majority of the Fund's Trustees who are not parties to the Agreement or interested persons of any such party (other than as Trustees of the Fund), cast in person at a meeting called for that purpose. Each Advisory Agreement may be terminated without penalty at any time by each Fund, or by the Adviser on sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by either Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith gross negligence or reckless disregard of duty.

As compensation for the services rendered to each of the Funds by the Adviser under the terms of the Advisory Agreement, and the assumption by the Adviser of the related expenses, each Fund pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the respective Fund's average daily net asset value. For the last three fiscal years ended March 31, the Adviser received no fees from the Short Fund for the year ended March 31, 1995, and received $1,717,748, and $1,417,921 for the fiscal years ended March 31, 1996 and March 31, 1997, respectively. The Short Fund, prior to April 1, 1995, indirectly bore investment advisory fees through its investment in the Smith Breeden Institutional Short Duration U.S. Government Fund. On March 31, 1995, this two-tier structure was consolidated, which resulted in the Short Fund becoming a stand-alone fund. The
Adviser received $132,174 from the Intermediate Fund for the fiscal year ended March 31, 1995, $256,075 for the fiscal year ended March 31, 1996, and $259,767 for the fiscal year ended March 31, 1997. Prior to August 1, 1994, the Intermediate Fund indirectly bore investment advisory fees through its investment in the Smith Breeden Institutional Intermediate Duration U.S. Government Fund. On August 1, 1994, this two-tier structure was

15
eliminated, which resulted in the Intermediate Fund becoming a stand-alone fund. During the three year period ended March 31, the Adviser reimbursed the Short Fund $146,256, $364,865, and $301,998 for the periods ended 1995, 1996, and 1997, respectively, under expense limitation provisions. The Intermediate Fund was reimbursed $123,390, $85,364, and $101,379 for the same periods under expense limitation provisions.

Under the terms of its Advisory agreement with each of the Funds, the Adviser also provides certain administrative services. FPS Services, Inc. is the shareholder servicing, accounting, transfer and dividend paying agent. Each of the Funds pays its own expenses, including, but not limited to auditing, legal, tax preparation and consulting, insurance, custodial, accounting, shareholder servicing and shareholder report expenses. Fees paid to FPS Services are determined by contract as approved by the Trustees.

Bank of New York, 48 Wall Street, New York, NY, 10286 acts as custodian of the securities and other assets of each of the Funds. A custodian's responsibilities include generally safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Deloitte & Touche, 117 Campus Drive, Princeton, New Jersey 08540, are the Funds' independent auditors, providing audit services, tax return preparation and other tax consulting services, and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Ropes & Gray, One International Place, Boston, Massachusetts, 02110-2624, are legal counsel to the Series Fund and each of the Funds.

     PRINCIPAL HOLDERS OF SECURITIES AND CONTROLLING PERSONS

   Listed below are the names and addresses of those shareholders who, to the Short Fund's best knowledge, as of November 30, 1997, owned 5% or more of the shares of the Fund.

Dell USA L.P.
2112 Kramer Lane
Austin, TX  78758   20.49%

Monterey Bank
36 Brennan Street
Watsonville, CA  95076   13.20%

Webster Financial
PO Box 191
Waterbury, CT  0672010.50%

Sun World Savings Bank
PO Box 20222
El Paso, TX  79998   5.49%

16
The Officers and Trustees of the Short Fund together as a group owned less than 1.00% of the shares of the Short Duration Fund as of November 30, 1997.


   Listed   below   are  the  names  and   addresses   of   those
shareholders, who as of November 30, 1997, to the best knowledge of the Intermediate Fund, owned 5% or more of shares of the Fund.

Public School Retirement System
1 Mercantile Center
St. Louis, MO  6310132.20%

Acceptance Insurance Company
222 S. 15th Street, Suite 600
Omaha, NE  68102     5.65%

The Officers and Trustees of the Intermediate Fund together as a group owned less than 1.00% of the shares of the Fund as of November 30, 1997.

Potential Conflicts of Interest

   Principals of the Adviser as individuals own approximately 70% of the common stock of Harrington Financial Group, the holding company for Harrington Bank, FSB (the "Bank"). As of October 31, 1997, the Bank had total assets of $505 million. The Bank invests in assets of the same types as those to be held by the Funds.

   Douglas T. Breeden, in combination with immediate family members, controls over 75% of the common stock of Community First Financial Group, Inc. ("CFFG"), the holding company for certain banks and thrifts to which the Adviser renders certain Investment Advisory Services. CFFG and its subsidiaries invest in assets of the same types as those to be held by the Funds.

The Adviser may also manage advisory accounts with investment objectives similar to or the same as those of the Short or Intermediate Fund, or different from both Funds, but trading in the same type of securities and instruments. Portfolio decisions and results of both Funds' investments may differ from those of such accounts managed by the Adviser. When two or more accounts managed by the Adviser seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among the accounts on a basis determined by the Adviser in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the position obtainable for the Short or Intermediate Fund.


    POLICIES REGARDING BROKERS USED IN PORTFOLIO TRANSACTIONS

Under the Advisory Agreement, the selection of brokers and dealers to execute transactions on behalf of a Fund is made by the Adviser in accordance with criteria set forth in the Advisory Agreement and any directions which the Board of Trustees may give. However, each of the Funds does not anticipate that it will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in Mortgage

17
Securities, which are generally traded on a "net" basis; that is, in principal amounts without the addition or deduction of brokerage commissions. The Short and Intermediate Funds paid $51,367 and $4,203 respectively in brokerage commissions on futures and options trades in the year ended March 31, 1997. In the year ended March 31, 1996, the Short and Intermediate Funds paid $46,156 and $3,483, respectively, in brokerage commissions on futures and options. In the year end March 31, 1995, the Short and Intermediate Funds paid $0 and $3,483, respectively in brokerage commissions. Neither Fund paid any brokerage commissions for the year ended March 31, 1994. Prior to March 31, 1995, the Short Fund paid brokerage commissions indirectly by virtue of its investment in the Smith Breeden Short Duration U.S. Government Fund. Prior to August 1, 1994, the Intermediate Fund paid brokerage commissions indirectly by virtue of its investment in the Smith Breeden Institutional Intermediate U.S. Government Fund. (See "Investment Advisory and Other Services").

When placing a portfolio transaction, the Adviser attempts to obtain the best net price and execution of the transaction. On portfolio transactions that are done on a securities exchange, the amount of commission paid by the Short or Intermediate Fund is negotiated between the Adviser and the broker executing the transaction. The Adviser seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size.

Securities may be purchased directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and the asked price. No broker or dealer affiliated with the Funds or with the Adviser may purchase securities from, or sell securities to, the Funds.

When it is felt that several brokers or dealers are equally able to provide the best net price and execution, the Adviser may decide to execute transactions through brokers or dealers who provide quotations and other services to the Short or
Intermediate Fund, specifically including the quotations necessary to determine each of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers and dealers who supply statistical and other data to both Funds in such amount of total brokerage as may reasonably be required.

18
The Adviser conducts extensive proprietary fixed income research with emphasis on mortgage-backed securities. The Adviser is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. The Adviser uses multiple electronic quotation services for trading and pricing purposes. The Adviser pays for these services directly out of its advisory fees. The Adviser is not involved in any soft dollar arrangements. The Adviser does utilize broker pricing guidance for certain assets not consistently available through electronic quotation services.


  ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF
                           FUND SHARES

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of either of the Funds must be denominated in U.S. Dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or
(b) to honor the transaction or make adjustments to shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option and the proceeds will be reinvested in additional shares at the current net asset value until new instructions are received.

Redemptions in Kind

The Funds have committed themselves to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of either Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of either of the Funds in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of either of the Funds. In such circumstances, the securities distributed would be valued at the price used to compute the Short or Intermediate Fund's net assets. Should the Short or Intermediate Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Principal Underwriter

FPS Broker Services, Inc. (the "Principal Underwriter"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406 0903, is the principal underwriter for the Funds, and is acting on a best efforts basis. The Principal Underwriter is registered as a broker dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous.

19
The underwriting agreement with the Principal Underwriter provides that each Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. (See the description of the Distribution Plan in the Prospectus). The Principal Underwriter acts as the agent of both the Funds in connection with the sale of their shares in all states in which the shares are qualified and in which the Principal Underwriter is qualified as a broker-dealer. Under the underwriting agreement, the Principal Underwriter may accept orders for either Fund's shares at the offering price. The Principal Underwriter may enter into agreements with other broker-dealers for the sale of Short or Intermediate Fund shares by them.

   The  Principal  Underwriter is paid approximately  $15,000  in
total  by  the  Adviser for its services to the  two  Funds.   In
addition, for the year March 31, 1997, the Principal Underwriter received no sales charges or commissions.

Calculation of Net Asset Value

As noted in the Prospectus, the Funds will generally calculate their net asset value as of the close of trading each Monday through Friday that the Adviser and Transfer Agent are open for business and sufficient trading takes place to impact the value of the Short or Intermediate Fund assets. As of the date of this Statement, current holiday schedules indicate that the net asset value will not be calculated on: New Year's Day, Presidents' Day, Dr. Martin Luther King Day Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, the day following Thanksgiving, Christmas Eve, and Christmas Day.

Reinvestment Date

The dividend reinvestment date is the date on which the additional shares are purchased for the investor who has his dividends reinvested. This date will vary from month to month and is not necessarily the same date as the record date or the payable date for cash dividends.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, each Fund has the right (but no obligation) to (a) require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or account with a court of competent jurisdiction, or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

20
                             TAXES

Taxation of the Funds

   For federal income tax purposes, each of the Funds will be treated as a separate corporation. Each of the Funds intends to qualify each year and elects to be treated as regulated investment companies ("RICs") for federal income tax purposes. To so qualify, the Funds must, among other things: (i) derive at least 90% of their gross income for each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (ii) only until March 31, 1998, generally derive less than 30% of their gross income for each taxable year from gains from the sale or other disposition of securities and certain other investments held for less than three months; and (iii) diversify their holdings so that at the end of each quarter of the taxable year (A) at least 50% of the value of each of the Fund's assets would be represented by cash, U.S. Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of each of the Fund's assets nor more than 10% of the voting securities of such issuer and (B) not more than 25% of the value of each of the Fund's assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs).

   The requirement (only until March 31, 1998) that each of the Funds derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Rule") may cause the Short or Intermediate Fund to (i) hold certain investments that it otherwise would have sold or (ii) sell certain investments that it otherwise would have held. In addition, if the Short or Intermediate Fund were to experience a large quantity of share redemptions during a taxable year, either Fund may have difficulty satisfying the Short-Short Rule during that year. If the Short or Intermediate Fund fails to satisfy the Short-Short Rule in a taxable year, it would lose its RIC status for that year. Each of the Funds, however, will endeavor to select investments for sale during a taxable year in such a way that it will satisfy the Short-Short Rule.

   If the Funds qualify as RICs and distribute to their shareholders at least 90% of their net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short term capital losses), then the Funds will not be subject to federal income tax on the income so distributed. However, the Funds will be subject to corporate income tax on any undistributed income. In addition, either of the Funds would be subject to a nondeductible 4% excise tax on the amount by which the income it distributed in any calendar year would be less than a minimum distribution amount. The minimum distribution amount required to avoid the excise tax for a calendar year equals the sum of (i) 98% of a Fund's ordinary income (excluding tax-exempt interest income) for such calendar year; (ii) 98% of the excess of capital gains over capital losses for the one year period ending on October 31 of each year; and

21
(iii)  100%  of the undistributed ordinary income and gains  from
prior  years.   For  purposes of the excise tax,  any  income  or
capital gains retained by, and taxed in the hands of, either of the Funds will be treated as having been distributed.

Both Funds intend to distribute sufficient income so as to avoid corporate income tax and excise tax. The Short Fund may be subject to a 4% excise tax to the extent that the amount of ordinary income distributed during the calendar year is less than 98% of the ordinary income (excluding tax-exempt interest income) for the year. The Short Fund will endeavor to pay dividends in such a manner that an excise tax will not be incurred. The Short Fund also may elect to retain all or a portion of its net capital gain, as described under "Taxation of Shareholders Distributions" below.

Any capital losses resulting from the disposition of securities can be used only to offset capital gains and cannot be used to reduce a Fund's ordinary income. Such capital losses may be carried forward for eight years. If any capital losses have not been utilized at the time a Fund terminates, such capital losses will become unusable.

Taxation of Shareholders

Distributions. In general, all distributions to shareholders attributable to the Short or Intermediate Fund's net investment income (including any tax-exempt interest income distributed) will be taxable as ordinary dividend income whether paid in cash or in additional shares.

To the extent either of the Funds does realize net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends. Capital gain dividends are taxable as capital gains, whether paid in cash or in additional shares, regardless of how long the shares have been held. The Short or Intermediate Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, the Short or Intermediate Fund would most likely make an election that would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 66% of his proportionate share of the undistributed net capital gain.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving an equivalent amount of cash. In general, the basis of such shares will equal the amount of cash that the shareholder would have received if he had elected to receive distributions in cash.

Liquidating  distributions  which, in  the  aggregate,  exceed  a

22
shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives, in the aggregate, liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent. Dividends and other distributions by either the Short or Intermediate Fund are generally taxable to the shareholders at the time the dividend or distribution is made.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically a return of part of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a distribution.

   Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as mid-term gain if the shares have been held for more than 12 months, but not more than 18 months, and as adjusted net long-term capital gains if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt  Investors.  If a shareholder that is a  benefit  plan investor (e.g., an individual retirement account, pension plan 401(k) plan, or Keogh plan) or charitable organization (a "Tax Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax Exempt Investor's income from its investment in the Short or Intermediate Fund for the year would equal the total income recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Consequences of Certain Fund Investments

   Hedging Transactions. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed

23
nonequity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 18 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of Section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short term capital losses into long-term capital losses. Either Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

   Tax Implications of Certain Investments. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of the Short or Intermediate Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds or to all categories of investors, some of which maybe subject to special rules. Investors should consult their own tax advisers regarding the tax consequences to them of investments in shares.


                  STANDARD PERFORMANCE MEASURES

Performance

As noted in the Prospectus, a Fund may from time to time quote various performance figures to illustrate its past performance.
It may occasionally cite statistics to reflect its volatility or risk.

24
Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one, five, and ten year periods (or for the life of a Fund, if shorter) that would equate an initial hypothetical $1000 investment to its ending redeemable value. The calculation assumes no sales charge is deducted from the initial $1000 purchase order, capital gains and all income dividends are reinvested at net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period and the deduction of all applicable charges and fees.

A Fund's average annual compounded rate of return is determined by reference to a hypothetical $1000 investment, according to the following formula:

                     P(1+T)n = ERV
     where:
          P    =    a hypothetical initial payment of  $1000
          T    =    average annual total return
          n    =    number of years
                     ERV   =      ending redeemable  value  of  a
                hypothetical $1000 payment made at the beginning of the 1, 5, or 10 year periods at the end of said 1, 5, or 10 year periods (or fractional portion thereof).

As discussed in the Prospectus, a Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as a Fund's average annual compounded rate, except that such quotations will be based on a Fund's actual aggregate return for a specified period as opposed to its average return over certain periods.

Yield

Current yield reflects the income per share earned by a Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30 day base period by the offering price or net asset value per share, as the case may be, on the last day of the period and analyzing the result, according to the following formula:

               Yield = 2 [(a-b + 1)6 -1]
                      cd

25
     where:
               a    =    dividends and interest earned during the
			 period.
               b    =    expenses accrued for the period (net of
			 reimbursements).
               c    =    the average daily number of shares
			 outstanding during  the period  that
			 were entitled  to  receive dividends.
               d    =    the maximum offering price  or net asset
			 value per share,  as the  case may be,
		 	 on the last day of the period.

   The following table shows the average annual total return for the periods stated, and yield for the Funds for the 30 day period ended September 30, 1997.

                 AVERAGE ANNUAL TOTAL RETURN
             ONE YEAR    FIVE YEARS    INCEPTION      30DAY
						      YIELD

SHORT FUND      6.62%       5.42%         5.59%       5.79%

INTERMEDIATE
FUND            9.44%       7.44%         8.52%       5.70%

The investment results of the Funds, like all others, fluctuate over time. Thus, performance figures should not be considered to represent what an investment may earn in the future or what the Short or Intermediate Fund's yield or total return may be for any future period.

Current Distribution Rate

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta. Equity funds commonly

26
use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements

To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a) Lipper-Mutual Fund Performance Analysis, Lipper-Fixed Income Analysis, and Lipper-Mutual Fund Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)   CDA   Mutual   Fund  Report,  published  by  CDA  Investment
     Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d)   Financial  publications: Barron's, Business  Week,  Changing
     Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f)   Stocks,  Bonds, Bills, and Inflation, published by  Ibbotson
     Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

27
h) Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i) Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers Broad Bond Index.

j) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-
     Term High Yield Index, Intermediate Term High Yield Index, and Long-Term Utility High Yield Index.

k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l)   Lehman Brothers Government/Corporate Bond Index.

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

n)   Other  taxable investments including certificates of deposit
     (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o) Historical data supplied by the research departments of Lehman Brothers, First Boston Corporation, Morgan Stanley,
     Salomon  Brothers, Merrill Lynch, Goldman Sachs,  Prudential
     Securities and Donaldson Lufkin and Jenrette.

p) Donoghues's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, taxfree and government money funds.

q) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of the Short or Intermediate Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

28
Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks. (See "Investment Objectives and Policies of the Fund Risks of Mortgage Securities" in the Funds' Prospectus).


       ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS

As the investments permitted to the Funds are primarily in mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short or Intermediate Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.


                             EXPERTS

   The annual financial statements of both the Short and Intermediate Funds and related notes thereto attached to this Statement of Additional Information have been so attached in reliance upon the report of Deloitte & Touche LLP, independent auditors, given in authority of said firm as experts in auditing and accounting. The semi-annual financial statements and related notes thereto attached to this Statement of Additional Information have not been audited by Deloitte & Touche LLP.


                       FINANCIAL STATEMENTS

   The   audited  annual  and  unaudited  semi-annual   financial
statements of the Funds are attached and follow the Appendix.

29
                            APPENDIX

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude,or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

31
Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Description of Standard & Poor's Corporation's corporate bond ratings:

AAA -     Bonds rated AAA are given the highest rating assigned  by
Standard & Poor's to a debt obligation,
          which indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -       Bonds  rated A have a strong capacity to pay  principal
          and    interest,   although  they  are  somewhat   more
          susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they
          normally   exhibit   protection   parameters,   adverse
          economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.
BB, B,
CCC, CC - Bonds rated BB, B, CCC and CC are regarded,
          on balance, predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
          While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1997
------------------------------------------------------------
--------------------

MARKET
  FACE AMOUNT
SECURITY                                               VALUE
---------------                                           --
------                                            ----------
--
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS --
97.93%
                  FEDERAL HOME LOAN MORTGAGE CORP. -- 25.05%
*
                  FHLMC GOLD:
  $16,750,000     7.50%, due date to be
announced...................................................
 .......   $ 17,096,992
      180,622     8.00%, due
5/01/25.....................................................
 ..................        186,940
    8,194,327     8.50%, due 5/01/25 to
12/01/25....................................................
 .......      8,585,978

------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
                    (COST
$25,585,820)................................................
 .....................     25,869,910

------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION --
0.43% *
                  FNMA INTEREST ONLY **:
    1,495,854     9.00%, due
7/25/21.....................................................
 ..................        439,099

------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION
                    (COST
$165,646)...................................................
 .....................        439,099

------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
- 72.08% *.....................................
                  GNMA ARM:
   25,596,477     5.00%, due 1/20/27 to
9/20/27.....................................................
 .......     25,431,180
   42,885,307     5.50%, 2/20/27 to
9/20/27.....................................................
 ...........     42,824,134
      645,226     7.00%, due
3/20/21.....................................................
 ..................        666,012
    2,633,367     7.125%, due 7/20/17 to
9/20/22.....................................................
 ......      2,717,311
    1,461,889     7.375%, due 5/20/22 to
4/01/24.....................................................
 ......      1,506,257
                  GNMA:
    1,169,913     9.50%, due 7/15/09 to
4/15/25.....................................................
 .......      1,265,674

------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION
                    (COST
$73,747,542)................................................
 .....................     74,410,568

------------
                  U.S. GOVERNMENT OBLIGATIONS -- 0.37%
                  U.S. TREASURY BILL ***
      400,000     5.51%, due
5/29/97.....................................................
 ..................        386,430

------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS (COST
$385,355)........................................
386,430

------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                    (COST
$99,884,363)................................................
 .....................    101,106,007

------------

NOTIONAL AMOUNT   THREE-MONTH LIBOR INTEREST RATE SWAP
CONTRACTS -- (0.13)%
---------------
  $20,000,000     Contract dated 6/22/93 with Prudential
Global Funding,
                  Expires 6/22/98, pay rate
5.458%......................................................
 ...         78,261
   20,000,000     Contract dated 8/31/93 with Salomon
Swapco,
                  Expires 8/30/00, pay rate
5.34%.......................................................
 ...        431,295
   20,000,000     Contract dated 5/15/95 with Salomon
Swapco,
                  Expires 5/15/05, pay rate
6.951%......................................................
 ...       (646,767)

------------
                  TOTAL THREE-MO. LIBOR INTEREST RATE SWAP
CONTRACTS.......................................
(137,211)

------------
                  THREE-MONTH LIBOR INTEREST RATE CAP
CONTRACTS -- 0.58%
   50,000,000     Contract with Salomon Swapco, expires
4/23/03,
                  Strike rate
7.50%.......................................................
 .................        597,000

------------
                  TOTAL THREE-MO. LIBOR INTEREST RATE CAP
CONTRACTS
                    (COST
$1,565,832).................................................
 .....................        597,000

------------

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
SEPTEMBER 30, 1997
------------------------------------------------------------
--------------------

MARKET
   CONTRACTS
SECURITY                                               VALUE
---------------                                           --
------                                            ----------
--
                  OPTION CONTRACTS -- 0.05%
           60     Call on 10 Year US Treasury Note futures,
expires 12/97, strike price $110...............   $
26,250
           72     Call on 10 Year US Treasury Note futures,
expires 12/97, strike price $112...............
13,500
           40     Put on 10 Year US Treasury Note futures,
expires 12/97, strike price $106................
1,250
           80     Put on 10 Year US Treasury Note futures,
expires 12/97, strike price $107................
6,250

------------
                  TOTAL OPTION CONTRACTS (COST
$84,885)....................................................
47,250

------------
                  TOTAL INVESTMENTS -- 98.43% (COST
$101,535,080)..........................................
101,613,046

------------

  FACE AMOUNT     REPURCHASE AGREEMENTS -- 5.81%:
---------------
  $ 6,000,000     Morgan Stanley 5.58 due 10/01/97 dated
9/24/97...........................................
6,000,000

------------
                  TOTAL REPURCHASE AGREEMENTS (COST
$6,000,000)............................................
6,000,000

------------
                  SHORT SALES -- (9.47%)
   10,000,000     GNMA 6.5% due date to be
announced...................................................
 ....     (9,778,125)

------------
                  TOTAL SHORT SALES (PROCEEDS
$9,196,318).................................................
 .     (9,778,125)

------------
                  CASH AND OTHER ASSETS LESS LIABILITIES --
5.23%..........................................
5,403,913

------------
                  NET ASSETS --
100.00%.....................................................
 ...............   $103,238,834

------------

------------

---------------

 * Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at September 30,
   1997. ARMs have coupon rates which adjust periodically.
The adjusted rate is
   determined by adding a spread to a specified index.

 ** Represents an interest only stripped mortgage-backed security.

*** Security is segregated as collateral.

Portfolio Abbreviations:
   ARM -- Adjustable-Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation
 FNMA -- Federal National Mortgage Association
 GNMA -- Government National Mortgage Association

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------
--------------------

ASSETS:
  Investments at market value (identified cost $101,535,080)
(Note 1).......................................
$101,613,046

Cash........................................................
 ..............................................
85,631
  Repurchase agreement (cost $6,000,000) (Note
1)..........................................................
 .      6,000,000
  Receivables:

Subscriptions...............................................
 ...........................................         61,658

Interest....................................................
 ...........................................        548,555
     Securities
sold........................................................
 ................................     29,311,385
  Other
assets......................................................
 ........................................         55,856

------------
     TOTAL
ASSETS......................................................
 .....................................    137,676,131

------------

LIABILITIES:
  Short sales at market value (Proceeds
$9,196,318).................................................
 ........      9,778,125
  Payables:
     Variation margin on futures contracts (Note
2).........................................................
38,062

Redemptions.................................................
 ...........................................         98,561
     Securities
purchased...................................................
 ................................     24,348,250
     Swap
interest....................................................
 ......................................         26,913
     Due to adviser (Note
3)..........................................................
 ......................         59,188
     Accrued
expenses....................................................
 ...................................         88,198

------------
     TOTAL
LIABILITIES.................................................
 .....................................     34,437,297

------------

NET ASSETS:
  (Applicable to outstanding shares of 10,442,306 unlimited
number of shares of beneficial interest
     authorized; no stated
par)........................................................
 .....................   $103,238,834

------------

------------
  Net asset value, offering price and redemption price per
share ($103,238,834410,442,306)..................   $
9.89

------------

------------

SOURCE OF NET ASSETS:
  Paid in
capital.....................................................
 ......................................   $108,038,150
  Overdistributed net investment
income......................................................
 ...............       (573,182)
  Accumulated net realized loss on
investments.................................................
 .............     (3,991,764)
  Net unrealized depreciation of investments, interest rate
swaps, short sales and futures contracts........
(234,370)

------------
     NET
ASSETS......................................................
 .......................................   $103,238,834

------------

------------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------
--------------------

INVESTMENT INCOME:
  Interest and discount earned, net of premium amortization
and interest expense (Note 1).....................   $
3,500,534

EXPENSES:
  Advisory fees (Note
3)..........................................................
 ............................       388,801
  Accounting and pricing services
fees........................................................
 ................        25,261
  Custodian
fees........................................................
 ......................................        17,785
  Audit and tax preparation
fees........................................................
 ......................        14,400
  Legal
fees........................................................
 ..........................................        22,895
  Transfer agent
fees........................................................
 .................................        13,989
  Registration
fees........................................................
 ...................................        10,437
  Trustees fees and
expenses....................................................
 ..............................        34,400

Insurance...................................................
 ................................................
8,614

Other.......................................................
 ................................................
19,257

-----------
     TOTAL EXPENSES BEFORE
REIMBURSEMENT...............................................
 .......................       555,839
     EXPENSES REIMBURSED BY ADVISER (NOTE
3)..........................................................
 ........      (122,584)

-----------
     NET
EXPENSES....................................................
 .........................................       433,255

-----------
     NET INVESTMENT
INCOME......................................................
 ..............................     3,067,279

-----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on
investments.................................................
 ...........................     1,597,495
  Change in unrealized appreciation (depreciation) of
investments, interest rate swaps, caps, and futures

contracts...................................................
 .............................................    (1,054,272)

-----------
  Net realized and unrealized gain on
investments.................................................
 ............       543,223

-----------
  Net increase in net assets resulting from
operations..................................................
 ......   $ 3,610,502

-----------

-----------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------
--------------------


SIX MONTHS ENDED       YEAR ENDED

SEPTEMBER 30, 1997    MARCH 31, 1997

(UNAUDITED)          (AUDITED)

------------------    --------------
OPERATIONS:
  Net investment
income......................................................
 .........      $  3,067,279        $  10,225,930
  Net realized gain on
investments.................................................
 ...         1,597,495              846,686
  Change in unrealized appreciation (depreciation) of
investments, interest rate
     swaps, caps and futures
contracts................................................
(1,054,272)           1,887,652

------------------    --------------
  Net increase in net assets resulting from
operations................................         3,610,502
12,960,268

------------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment
income................................................
(2,963,547)         (10,225,930)
  Dividends in excess of net investment
income........................................
--             (929,596)

------------------    --------------
  Total
distributions...............................................
 ..................        (2,963,547)         (11,155,526)

------------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Shares
sold........................................................
 .................        18,539,448           59,328,830
  Shares issued on reinvestment of
distributions......................................
1,415,524            2,816,807
  Shares
redeemed....................................................
 .................       (36,351,702)        (166,786,906)

------------------    --------------
  Decrease in net assets resulting from capital
     share transactions
(a).........................................................
 ..       (16,396,730)        (104,641,269)

------------------    --------------
     TOTAL DECREASE IN NET
ASSETS.....................................................
(15,749,775)        (102,836,527)

NET ASSETS:
  Beginning of
period......................................................
 ...........       118,988,609          221,825,136

------------------    --------------
  End of
period......................................................
 .................      $103,238,834        $ 118,988,609

------------------    --------------

------------------    --------------
(a) Transactions in capital shares were as follows:
     Shares
sold........................................................
 ..............         1,882,124            6,065,723
     Shares issued on reinvestment of
distributions...................................
144,195              289,222
     Shares
redeemed....................................................
 ..............        (3,690,432)         (17,017,982)

------------------    --------------
     Net
decrease....................................................
 .................        (1,664,113)         (10,663,037)
     Beginning
balance.....................................................
 ...........        12,106,419           22,769,456

------------------    --------------
     Ending
balance.....................................................
 ..............        10,442,306           12,106,419

------------------    --------------

------------------    --------------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------
--------------------

The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.


FOR THE

PERIOD
                               SIX MONTHS
MARCH 31,
                                  ENDED            YEAR
YEAR            YEAR            YEAR          1992 (1)
                              SEPTEMBER 30,       ENDED
ENDED           ENDED           ENDED             TO
                                  1997          MARCH 31,
MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
                               (UNAUDITED)         1997
1996            1995            1994            1993
                              -------------    ------------
------------    ------------    ------------    ------------
-
NET ASSET VALUE, BEGINNING
  OF PERIOD................   $       9.83     $       9.74
$       9.90    $       9.90    $      10.00     $
10.00
                              -------------    ------------
------------    ------------    ------------    ------------
-
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income....          0.261            0.476
0.621           0.628           0.432            0.552
  Net realized and
    unrealized gain (loss)
    on investments.........          0.059            0.146
(0.148)             --          (0.070)           0.002
                              -------------    ------------
------------    ------------    ------------    ------------
-
    Total from investment
      operations...........          0.320            0.622
0.473           0.628           0.362            0.554
                              -------------    ------------
------------    ------------    ------------    ------------
-
  LESS DISTRIBUTIONS
  Dividends from net
    investment income......         (0.260 )         (0.476)
(0.621)         (0.628)         (0.462)          (0.554)
  Dividends in excess of
    investment income......             --           (0.056)
(0.012)             --              --               --
                              -------------    ------------
------------    ------------    ------------    ------------
-
    Total distributions....         (0.260 )         (0.532)
(0.633)         (0.628)         (0.462)          (0.554)
                              -------------    ------------
------------    ------------    ------------    ------------
-
NET ASSET VALUE, END OF
  PERIOD...................   $       9.89     $       9.83
$       9.74    $       9.90    $       9.90     $
10.00
                              -------------    ------------
------------    ------------    ------------    ------------
-
TOTAL RETURN...............           3.30%            6.57%
4.95%           6.58%           3.67%            5.67%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period.................   $103,238,834     $118,988,609
$221,825,136    $218,431,665    $218,167,491     $
48,531,206
  Ratio of expenses to
    average net assets
    (2)....................           0.78%*           0.78%
0.78%           0.78%           0.78%            0.78%
  Ratio of net investment
    income to average net
    assets.................           5.62%*           5.04%
6.29%           6.33%           4.17%            4.53%
  Portfolio turnover
    rate...................            306%             556%
225%             47%            112%               3%
  Ratio of expenses to
    average net assets
    before reimbursement of
    expenses by the Adviser
    (2)....................           1.01%*           0.93%
0.93%           0.92%           1.00%            2.58%
  Ratio of net investment
    income to average net
    assets before
    reimbursement of
    expenses by the
    Adviser................           5.39%*           4.90%
6.13%           6.18%           3.95%            2.73%

---------------

(1) Commencement of operations.

(2) Through March 31, 1995, expense ratios include both the direct expenses of the Short Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Institutional Short
Duration U.S.
    Government Fund (Note 1).

* Annualized

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------
--------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of
1940, as amended. The Fund offers shares in two series: the Smith Breeden Short
Duration U.S. Government Fund (the "Short Fund" or "Fund") and the Smith Breeden
Intermediate Duration U.S. Government Fund. Prior to April
1, 1995, the Short
Fund sought to achieve its investment objective by investing all of its assets in the Smith Breeden Institutional Short Duration U.S. Government Fund (the
"Institutional Fund"), an open-end, diversified management investment company having the same investment objective as the Fund. However, at the close of business on March 31, 1995, pursuant to a plan of liquidation adopted March 1,
1995 by the Board of Trustees of the Institutional Short Fund, and approved by the Board of Trustees of the Short Fund, the Short Fund redeemed in-kind its shares of the Institutional Fund. The assets of the Institutional Fund were transferred in proportion to the Short Fund's ownership of the Institutional
Fund in cancellation of its shares.

A. SECURITY VALUATION: Securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with the procedures approved by the Board of Trustees.

B. REPURCHASE AGREEMENTS: Repurchase agreements may be entered into with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The custodian maintains control or custody of securities collateralizing repurchase agreements until maturity of the repurchase agreements. The value of the collateral will be monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the
Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale of portfolio assets concurrently with an agreement to repurchase the same assets at a later date at a fixed price. Assets will be maintained in a segregated account with the custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. Compensation under the dollar roll agreement is represented by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. The Short Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under
Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Fund had a net capital loss carryforward of $3,170,133 with $589 expiring on March 31, 2001,
$75,461 expiring on March 31, 2002, $905,312 expiring on
March 31, 2003,
$1,359,214 expiring on March 31, 2004, and $829,557 expiring on March 31, 2005.

F. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES:
Gains or losses on
the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
------------------------------------------------------------
--------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities.
Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2. FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES
OTHER THAN TRADING:
Interest rate futures, swap, cap and option contracts are used for risk management purposes in order to reduce fluctuations in net asset value relative to the Fund's targeted option-adjusted duration.

A. FUTURES CONTRACTS: Upon entering into a futures contract, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value is required to be deposited in a segregated account. Subsequent payments (variation margin) are made or received each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. A realized gain or loss is recognized when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Short Fund had the following open futures contracts as of September 30, 1997


NOTIONAL                        EXPIRATION        UNREALIZED
                        TYPE
AMOUNT         POSITION           MONTH          GAIN/(LOSS)
                        -----                           ----
--------      ---------     ---------------     -----------
5 Year Treasury......................................   $
(3,400,000)     Short         December, 1997       $
(23,059)
10 Year Treasury.....................................
20,500,000      Long          December, 1997         225,170
3 Month Eurodollar...................................
115,000,000      Long          December, 1997
48,645
3 Month Eurodollar...................................
(70,000,000)     Short         March, 1998
(89,565)
3 Month Eurodollar...................................
(60,000,000)     Short         March, 1999
(91,270)
3 Month Eurodollar...................................
50,000,000      Long          March, 2000             99,775
3 Month Eurodollar...................................
50,000,000      Long          March, 2001             99,775

-----------

Total                $ 269,471

-----------

-----------

Futures transactions involve costs and may result in losses. The effective use of strategies using futures depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments to cover margin requirements for the open positions was $386,430.

B. INTEREST RATE SWAP CONTRACTS: The Fund may enter into over-the-counter transactions swapping interest rates. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties. The Fund's interest rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Fund receiving or paying, as the case may be, only the net amount of the two payments. As of September 30, 1997, the Short
Fund had three open interest rate swap contracts. In each of the contracts, the
Short Fund has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contracts resets quarterly and is the three month London
Interbank Offered Rate ("LIBOR"). Interest rate swap contracts will not be entered into unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's Corporation or Aa or P-1 or better by Moody's
Investors Service,

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
------------------------------------------------------------
--------------------

2. FINANCIAL INSTRUMENTS -- CONTINUED
Inc. (or is otherwise acceptable to either agency) at the time of entering into such transaction. If there is a default by the other party to the swap transaction, the Short Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Short Fund will succeed in pursuing contractual remedies. The Short Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts.

The Short Fund's interest payable on the interest rate swap contracts as of
September 30, 1997 was $26,913, and swap contract interest receivable was
$10,384. No collateral is required to be maintained on these contracts.

C. INTEREST RATE CAP CONTRACTS: The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Fund had one interest rate cap contract open at September 30, 1997.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Short Fund with investment management services.
As compensation for
these services, the Short Fund pays the Adviser a fee computed daily and payable monthly at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to reimburse normal business expenses of the
Short Fund through August 1, 1998 so that total direct and indirect operating expenses do not exceed 0.78% of its average net assets. This voluntary agreement may be terminated at any time by the Adviser in its sole discretion except that the Adviser has agreed to limit expenses of the Fund to 0.78% through August 1,
1998. For the six-months ended September 30, 1997, the Adviser received $388,801 in fees and reimbursed the Short Fund $122,584.

Pursuant to Rule 12b-1 under the Investment Company Act of
1940 ("1940 Act"),
the Fund adopted, effective August 1, 1994, a Distribution and Services Plan
(the "Plan"). The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Short Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser, out of the advisory fee paid to it by the Short Fund, to dealers and other persons at the annual rate of up to 0.25% of the Short Fund's average net assets, subject to the authority of the Trustees of the Short Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the
Adviser.

4. INVESTMENT TRANSACTIONS

During the six-months ended September 30, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $341,692,189 and $339,717,944 respectively for the Fund. The cost of the Short Fund's securities for federal income tax purposes at September 30, 1997, is
$101,535,080. Net unrealized depreciation of investments, short sales and futures contracts consists of:

Gross unrealized
appreciation.................................   $ 2,254,120
Gross unrealized
depreciation.................................    (2,488,490)

-----------
Net unrealized
depreciation...................................   $
(234,370)

-----------

-----------

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1997
------------------------------------------------------------
--------------------

MARKET
FACE AMOUNT
SECURITY
VALUE
-----------                                             ----
----                                              ----------
-
              U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 90.42%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 32.77%*
              FHLMC GOLD:
$ 2,000,000   7.50%, due date to be
announced...................................................
 ...........   $ 2,045,000
 10,972,600   7.50%, due 7/01/27 to
9/01/27.....................................................
 ...........    11,173,938
  1,500,000   7.50%, due date to be
announced...................................................
 ...........     1,537,969
    595,203   8.00%, due
10/19/24....................................................
 ......................       616,978

-----------
              TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (COST
$15,167,806)....................................
15,373,885

-----------
              FEDERAL NATIONAL MORTGAGE ASSOC. -- 24.57%*
              FNMA:
  3,600,000   7.00%, due date to be
announced...................................................
 ...........     3,581,577
  3,123,347   7.00%, due 8/1/23 to
6/01/24.....................................................
 ............     3,130,833
  3,500,000   7.50%, due date to be
announced...................................................
 ...........     3,552,500
  1,169,792   9.50%, due 7/01/16 to
5/01/22.....................................................
 ...........     1,260,569

-----------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOC. (COST
$11,205,712)....................................
11,525,479

-----------
              GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 32.94%*
              GNMA:
     57,779   7.00%, due
3/15/26.....................................................
 ......................        57,862
  1,354,463   8.00%, due 11/15/06 to
12/15/26....................................................
 ..........     1,413,339
              GNMA ARM:
  8,783,602   5.50%, due 11/1/26 to
9/20/27.....................................................
 ...........     8,807,538
  1,837,315   6.00%, due
1/20/27.....................................................
 ......................     1,866,191
    561,519   6.875%, due 11/20/17 to
12/20/17....................................................
 .........       579,436
  1,018,469   7.125%, due 8/20/17 to
8/20/18.....................................................
 ..........     1,051,893
  1,623,045   7.375%, due 6/20/16 to
4/20/22.....................................................
 ..........     1,675,711

-----------
              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOC.
(COST $15,197,385).................................
15,451,970

-----------
              UNITED STATES TREASURY BILLS -- 0.14%**
     70,000   5.51%, due
5/28/98***..................................................
 ......................        67,625

-----------
              TOTAL UNITED STATES TREASURY BILLS (COST
$67,437)............................................
67,625

-----------
              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(COST $41,638,340)................................
42,418,959

-----------
              TOTAL INVESTMENTS (COST $41,638,340) --
90.42%...............................................
42,418,959

-----------

              REPURCHASE AGREEMENTS -- 16.41%:
  7,700,000   Morgan Stanley, 5.58%, due 10/1/97 dated
9/24/97.............................................
7,700,000

-----------
              TOTAL REPURCHASE AGREEMENTS (COST
$7,700,000)................................................
7,700,000

-----------
              SHORT SALES -- (3.28%)
  1,500,000   FHLMC GOLD 8.00%, due date to be
announced...................................................
(1,537,969)

-----------
              TOTAL SHORT SALES (PROCEEDS
$1,537,969).................................................
 .....    (1,537,969)

-----------
              CASH AND OTHER ASSETS LESS LIABILITIES --
(3.55%)............................................
(1,666,976)

-----------
              NET ASSETS --
100.00%.....................................................
 ...................   $46,914,014

-----------

-----------

---------------

 * Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at September 30,
   1997. ARMs have coupon rates which adjust periodically.
The adjusted rate is
   determined by adding a spread to a specified index.

 ** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Security is segregated as collateral.

Portfolio Abbreviations:
   ARM -- Adjustable-Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corporation
 FNMA -- Federal National Mortgage Association
 GNMA -- Government National Mortgage Association
------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------
--------------------

ASSETS:
  Investments at market value (identified cost $41,638,340)
(Note 1)..........................................
$42,418,959
  Repurchase agreement (cost $7,700,000) (Note
1)..........................................................
 ...     7,700,000

Cash........................................................
 ................................................
1,115,801
  Receivables:

Subscriptions...............................................
 .............................................        99,338

Interest....................................................
 .............................................       254,582
     Securities
sold........................................................
 ..................................     7,742,344
  Other
assets......................................................
 ..........................................        18,907

-----------
     TOTAL
ASSETS......................................................
 .......................................    59,349,931

-----------

LIABILITIES:
  Short sales at market value (Proceeds
$1,537,969).................................................
 ..........     1,537,969
  Payables:
     Variation margin on futures contracts (Note
2)..........................................................
 .        18,017
     Securities
purchased...................................................
 ..................................    10,707,900

Redemptions.................................................
 .............................................         1,025

Distributions...............................................
 .............................................       129,867
     Due to advisor (Note
3)..........................................................
 ........................        26,514
  Accrued
expenses....................................................
 ........................................        14,625

-----------
     TOTAL
LIABILITIES.................................................
 .......................................    12,435,917

-----------

NET ASSETS:
  (Applicable to outstanding shares of 4,662,311; unlimited
number of shares of beneficial interest
     authorized; no stated
par)........................................................
 .......................   $46,914,014

-----------

-----------
  Net asset value, offering price and redemption price per
share ($46,914,01444,662,311)......................   $
10.06

-----------

-----------

SOURCE OF NET ASSETS:
  Paid in
capital.....................................................
 ........................................   $46,377,488
  Overdistributed net investment
income......................................................
 .................      (130,006)
  Accumulated net realized loss on
investments.................................................
 ...............      (171,473)
  Net unrealized appreciation of
investments.................................................
 .................       838,005

-----------
     NET
ASSETS......................................................
 .........................................   $46,914,014

-----------

-----------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
------------------------------------------------------------
--------------------

INVESTMENT INCOME:
  Interest and discount earned, net of premium amortization
(Note 1)...........................................
$1,350,905

EXPENSES:
  Advisory fees (Note
3)..........................................................
 .............................      145,889
  Accounting and pricing services
fees........................................................
 .................       16,913
  Custodian
fees........................................................
 .......................................        6,276
  Audit & tax preparation
fees........................................................
 .........................        3,270
  Transfer agent
fees........................................................
 ..................................       12,447
  Registration
fees........................................................
 ....................................        8,333
  Trustees fees and
expenses....................................................
 ...............................        8,158

Insurance...................................................
 .................................................
4,355

Other.......................................................
 .................................................
9,478

----------
     TOTAL EXPENSES BEFORE
REIMBURSEMENT...............................................
 ........................      215,119
     EXPENSES REIMBURSED BY ADVISER (NOTE
3)..........................................................
 .........      (31,716)

----------
     NET
EXPENSES....................................................
 ..........................................      183,403

----------
     NET INVESTMENT
INCOME......................................................
 ...............................    1,167,502

----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on
investments.................................................
 ............................      659,229
  Change in unrealized appreciation of
investments.................................................
 ............      701,559

----------
  Net realized and unrealized gain on
investments.................................................
 .............    1,360,788

----------
  Net increase in net assets resulting from
operations..................................................
 .......   $2,528,290

----------

----------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------
--------------------


SIX MONTHS ENDED       YEAR ENDED

SEPTEMBER 30, 1997    MARCH 31, 1997

(UNAUDITED)          (AUDITED)

------------------    --------------
OPERATIONS:
  Net investment
income......................................................
 ..........      $  1,167,502        $  2,303,301
  Net realized (loss) gain on
investments..............................................
659,229             (82,705)
  Change in unrealized appreciation (depreciation) of
investments......................           701,559
(93,993)

------------------    --------------
  Net increase in net assets resulting from
operations.................................
2,528,290           2,126,603

------------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment
income.................................................
(1,167,502)         (2,260,030)
  Dividends in excess of net investment
income.........................................
(5,696)                 --
  Distributions from net realized gains on
investments.................................
--            (943,662)

------------------    --------------
  Total
distributions...............................................
 ...................        (1,173,198)         (3,203,692)

------------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Shares
sold........................................................
 ..................         8,159,400           1,730,791
  Shares issued on reinvestment of
distributions.......................................
419,570             935,335
  Shares
redeemed....................................................
 ..................          (755,573)           (300,452)

------------------    --------------
  Increase in net assets resulting from capital share
transactions (a).................         7,823,397
2,365,674

------------------    --------------
     TOTAL INCREASE IN NET
ASSETS......................................................
9,178,489           1,288,585

NET ASSETS:
  Beginning of
period......................................................
 ............        37,735,525          36,446,940

------------------    --------------
  End of
period......................................................
 ..................      $ 46,914,014        $ 37,735,525

------------------    --------------

------------------    --------------
(a) Transactions in capital shares were as follows:
     Shares
sold........................................................
 ...............           817,963             174,344
     Shares issued on reinvestment of
distributions....................................
42,086              94,439
     Shares
redeemed....................................................
 ...............           (75,748)            (30,101)

------------------    --------------
     Net
increase....................................................
 ..................           784,301             238,682
     Beginning
balance.....................................................
 ............         3,878,010           3,639,328

------------------    --------------
     Ending
balance.....................................................
 ...............         4,662,311           3,878,010

------------------    --------------

------------------    --------------

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------
--------------------

     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                                    SIX MONTHS
FOR THE PERIOD
                                       ENDED           YEAR
YEAR           YEAR           YEAR         MARCH 31,
                                   SEPTEMBER 30,       ENDED
ENDED          ENDED         ENDED          1992 (1)
                                       1997          MARCH
31,      MARCH 31,      MARCH 31,     MARCH 31,      TO
MARCH 31,
                                    (UNAUDITED)        1997
1996           1995           1994            1993
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $       9.73    $
10.01    $      9.83    $     10.01    $    10.62      $
10.00
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income.........           0.284
0.599          0.660          0.664         1.050
0.826
  Net realized and unrealized
    (loss) gain on investments..           0.328
(0.024)         0.277         (0.049)       (0.601)
0.621
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
    Total from investment
      operations................           0.612
0.575          0.937          0.615         0.449
1.447
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
  LESS DISTRIBUTIONS
  Dividends from net investment
    income......................          (0.280)
(0.604)        (0.656)        (0.664)       (1.044)
(0.826)
  Dividends in excess of net
    investment income...........              --
--             --         (0.108)           --
--
  Distributions from net
    realized gains on
    investments.................              --
0.000         (0.101)            --        (0.015)
--
  Distributions in excess of net
    realized gains on
    investments.................              --
--             --         (0.022)           --
--
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
    Total distributions.........          (0.280)
(0.604)        (0.757)        (0.794)       (1.059)
(0.826)
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
NET ASSET VALUE, END OF
  PERIOD........................    $      10.06    $
9.73    $     10.01    $      9.83    $    10.01      $
10.62
                                   -------------    --------
---    -----------    -----------    ----------    ---------
-----
TOTAL RETURN....................            6.33%
5.92%          9.69%          6.10%         4.11%
14.93%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period.....    $ 46,914,014
$37,735,525    $36,446,940    $34,797,496    $6,779,666
$  2,923,913
  Ratio of expenses to average
    net assets (2)..............            0.88%*
0.88%          0.90%          0.90%         0.90%
0.82%
  Ratio of net investment income
    to average net assets.......            5.69%*
6.19%          6.49%          6.20%         7.74%
8.18%
  Portfolio turnover rate.......             162%
409%           193%           557%           84%
42%
  Ratio of expenses to average
    net assets before
    reimbursement of expenses by
    the Adviser.................            1.04%*
1.16%          1.14%          2.33%         2.34%
17.52%
  Ratio of net investment income
    to average net assets before
    reimbursement of expenses by
    the Adviser.................            5.53%*
5.92%          6.26%          4.77%         6.30%
(8.52%)

---------------

(1) Commencement of operations.

(2) Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Institutional Intermediate
    Duration U.S. Government Fund (Note 5).

  * Annualized

------------------------------------------------------------
--------------------

   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------
--------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of
1940, as amended. The Fund offers shares in two series: the Smith Breeden Short
Duration U.S. Government Fund and the Smith Breeden
Intermediate Duration U.S.
Government Fund ("Intermediate Fund" or "Fund"). The following is a summary of significant accounting policies consistently followed by the Intermediate Fund.

A. SECURITY VALUATION: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available.
Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. The Intermediate Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under
Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Fund had no capital loss carryforward.

C. REPURCHASE AGREEMENTS: The Intermediate Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Intermediate Fund's custodian maintains control or custody of these securities collateralizing the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale by the Intermediate Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The
Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

E. DOLLAR ROLL AGREEMENTS: The Intermediate Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on these securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

F. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES:
Gains or losses on
the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities.
Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
------------------------------------------------------------
--------------------

2. FINANCIAL INSTRUMENTS

A. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR
PURPOSES OTHER THAN
TRADING: The Intermediate Fund uses interest rate futures contracts for risk management purposes in order to reduce fluctuation of the Fund's net asset value relative to its targeted option-adjusted duration. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount
(initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Intermediate Fund had the following open futures contracts as of September
30, 1997:


NOTIONAL                       EXPIRATION        UNREALIZED
                         TYPE
AMOUNT        POSITION           MONTH          GAIN/(LOSS)
                         -----                            --
--------      ---------     ---------------     -----------
5 Year Treasury........................................   $
(300,000)     Short         December, 1997        $(2,920)
10 Year Treasury.......................................
4,800,000      Long          December, 1997         52,846
10 Year Treasury.......................................
900,000      Long          March, 1998             7,460

-----------

Total                 $57,386

-----------

-----------

Futures transactions involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at September 30, 1997 was $67,625.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Intermediate Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit other expenses of the Intermediate Fund (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion except that the Adviser has agreed to limit expenses of the Fund to 0.88% through August 1, 1998. For the six-months ended September 30, 1997, the Adviser received fees of $145,889 and reimbursed the Fund $31,716.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the
"Plan") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Adviser, out of its advisory fee, to dealers and other persons at the annual rate of up to 0.25% of the Intermediate Fund's average net assets subject to the authority of the
Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the
Adviser.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
------------------------------------------------------------
--------------------

4. INVESTMENT TRANSACTIONS

During the six-months ended September 30, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $66,560,069 and $65,365,098, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the
Intermediate Fund. The cost of securities for federal income tax purposes is
$41,638,340. Net unrealized appreciation of investments, short sales and futures contracts consist of:

Gross unrealized
appreciation....................................   $840,396
Gross unrealized
depreciation....................................     (2,391)

--------
Net unrealized
appreciation......................................
$838,005

--------

--------

SMITH BREEDEN MUTUAL FUNDS









ANNUAL REPORTS

Smith Breeden Short Duration U.S. Government Series
Smith Breeden  Intermediate Duration U.S. Government Series
Smith Breeden Equity Plus Fund

March 31, 1997




May 8, 1997


Dear Fellow Shareholder:

Enclosed please find the annual report for the Smith Breeden
Mutual Funds for
the fiscal year ended March 31, 1997.

We are pleased to report that all three Smith Breeden Mutual Funds continue to maintain either four or five star ratings from Morningstar, indicative of strong risk-adjusted performance relative to their peers. As your funds celebrate their five-year anniversaries during 1997 (March 31 for the Short and
Intermediate Series and June 30 for the Equity Plus Fund), you may have noticed an increase in their visibility in the financial press. The Funds' philosophy, management style and performance have been the subject of a number of articles, including a recent story in the May issue of Money magazine.

In an effort to make information more easily accessible to you, we have directed additional resources to our toll-free phone lines and introduced a Smith Breeden website. We hope you have a chance to visit the website at www.smithbreeden.com. The NAVs for all three funds are now listed daily in major newspapers such as The Wall Street Journal and The New York Times.

The recent stock and bond market volatility has caused many people to reassess their investment strategies. At the Smith Breeden Mutual Funds we endeavor to make investing simple by offering a small number of funds --each representing a distinct domestic asset class and risk level -- stocks, bonds, and cash.
Whatever your risk tolerance or target asset allocation, Smith
Breeden Mutual
Funds offers sound investment alternatives to help achieve your goals.

The annual report begins with a discussion of each fund's performance. Please do not hesitate to call us if you have any questions about the information presented or if you have suggestions about how we might better serve you. We would like to thank the many shareholders who have paid us a compliment by either recommending Smith Breeden Mutual Funds to others or by entrusting us to manage a greater proportion of their investment dollars.

Thank you for your continued trust in the Smith Breeden Mutual
Funds.

Sincerely,



Douglas T. Breeden                      Michael J. Giarla
Chairman                           President





1





SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
ANNUAL REPORT AND PERFORMANCE REVIEW



Performance Review

The Smith Breeden Short Duration U.S. Government Series provided a total return of 6.57% in the year ended March 31, 1997. The Series' return exceeded its benchmark, the six-month U.S. Treasury Bill, by a significant margin, 1.16%. Since the Series' inception, its return has exceeded that of its benchmark by 4.48%, and on an annualized basis by 0.74%. The graph below plots the Series' return versus both its benchmarks and the average return of
Morningstar, Inc.'s  Ultrashort Bond Fund category.


THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE SHORT SERIES'
INDEX ACCORDING
TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS
DESCRIBED BELOW IN
ACCORDANCE WITH REG. 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE SHORT
SERIES VERSUS THAT OF TWO BENCHMARKS, THE SIX MONTH US TREASURY
BILL AND
MORNINGSTAR INC.'S ULTRASHORT BOND FUND CATEGORY.  FROM INCEPTION
OF MARCH 31,
1992 THROUGH MARCH 31, 1997, AN INVESTMENT OF $10,000 IN THE SHORT
SERIES WOULD
HAVE GROWN TO $13,959, VERSUS $12,623 IN THE AVERAGE OF THE FUNDS
IN THE
ULTRASHORT CATEGORY AND VERSUS $12,610 IN THE SIX MONTH US
TREASURY BILL.
SHORT SERIES AND MORNINGSTAR RETURNS ARE NET OF FEES AND SALES
CHARGES; THE
RETURN OF THE SIX MONTH US TREASURY DOES NOT REFLECT FEES OR
TRANSACTION COSTS.
THE ANNUALIZED ONE YEAR RETURN FOR THE SHORT SERIES IS 6.57%,
ANNUALIZED THREE
RETURN IS 6.03%, ANNUALIZED FIVE YEAR RETURN IS 5.48% AND
ANNUALIZED RETURN
FROM INCEPTION IS 5.48%. THE ANNUALIZED RETURNS FOR THE AVERAGE OF
THE FUNDS
IN MORNINGSTAR'S ULTRASHORT BOND FUND CATEGORY ARE AS FOLLOWS: ONE
YEAR 5.62%,
THREE YEAR 5.17%, FIVE YEAR 4.77%, AND INCEPTION 4.77%.  THE
ANNUALIZED RETURNS
FOR THE SIX MONTH US TREASURY ARE AS FOLLOWS: ONE YEAR 5.41%,
THREE YEAR 5.46%
FIVE YEAR 4.74%, AND INCEPTION 4.74%.



     The Series' outstanding performance for the fiscal year owes mostly to
declines in interest rate volatility, both on a realized and an expected basis.
Most of the Series' holdings are mortgage-backed securities (MBS), which
perform better when volatility is low because investors have greater certainty
about the timing of their cashflows.  MBS cashflows are inherently uncertain,
because homeowners change their refinancing behavior in response to changes
in interest rates.  When rates fall, refinancing activity rises;
when rates
rise, refinancing activity falls.  Investors in MBS require a substantial yield
premium over US Treasury securities, most of which is to
compensate them for
the uncertainty of MBS cashflows (in contrast, Treasury cashflows are fixed).
When interest rate volatility is low, investors require less of a yield premium
and MBS perform well relative to Treasury securities, as they have over the
past year.
2



     The excellent return of the Series reflects more than just the good overall performance of the MBS market, however. We were able to add value in other ways as well, using three general techniques:

     (1) we raised and lowered the overall mortgage weight in response to short-term changes in the relative attractiveness of the MBS market;
     (2) we changed portfolio sector weights frequently as relative value changed, for example selling fixed-rate MBS to purchase adjustable-rate MBS;
and
     (3) we took advantage of opportunities to move within MBS sectors, for example selling low-coupon fixed-rate MBS to purchase middle-coupon MBS. Smith Breeden's extensive coverage of the MBS market and our proprietary valuation models enabled us to make these portfolio adjustments in a timely and profitable fashion.

     Since the Series' holdings are very liquid, we are able to reposition the portfolio frequently to produce excess return. The transaction costs are small in relation to the advantage gained through the repositioning. This high-liquidity, actively-managed style does result in relatively high portfolio turnover, which totaled 556% for the year. Much of the turnover resulted from transactions among very similar securities, however. Selling a GNMA
7% passthrough to purchase a GNMA 8% passthrough creates "turnover," but the change in the portfolio's characteristics is much smaller than, for example, if a stock fund were to sell Ford stock to purchase Intel.

The Series' strong risk management discipline stood it in good stead during the fiscal year and will continue to do so in the months to come, which many expect to be fairly unpredictable, in both the fixed income and stock markets.
As the Series' performance demonstrated not only over the past year but over its five-year history, our attention to risk management, combined with our skills in mortgage investing, have enabled the Series to provide steady, superior returns in rising and falling interest rate environments.

3


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS                                 31-Mar-97



Market
Face Amount                    Security
Value

                         U.S. GOVERNMENT & AGENCY OBLIGATIONS -
123.30 %
                          FEDERAL HOME LOAN MORTGAGE CORP. -
34.22% *
                          FHLMC GOLD:
$23,728,869         7.50%, due 7/01/24 to 6/01/27 ...............$
23,273,767
    944,252              8.00%, due 9/01/24 to 5/01/25...........
952,924
16,057,726            8.50%, due 11/01/24 to 8/01/26 ...........
16,493,947

                          TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
                   (Cost $40,870,754 )
40,720,638

                          FEDERAL NATIONAL MORTGAGE ASSOCIATION -
0.46% *

                          FNMA INTEREST ONLY **:
1,649,849         9.00%, due 7/25/21
 ............................... 543,088

                         TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION
                              (Cost $227,375)
543,088

                          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
- 88.11% *
                        GNMA ARM:
19,286,497            5.00%, due 1/20/27 to 2/20/27 ..........
 .......18,658,334
20,600,000            5.50%, due (a) ..........................
 .....20,128,625
 2,985,894            5.50%,  12/20/26...........................
2,948,412
12,901,392            6.00%, due 2/20/27***......................
12,850,847
 4,500,000            6.00%, due (a)
 ..................................4,462,031
 3,652,376            6.50%, due 3/20/21 to 9/20/26 .............
3,705,068
 3,779,910            7.125%, due 7/20/17 to 4/01/24
 ..............    3,869,279

                          GNMA:
36,563,907            8.00%, due 6/1/26 to 1/1/27.................
36,769,416
 1,349,922            9.50%, due 7/15/09 to 4/15/25......... .....
1,450,502
                          TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION
                              (Cost $105,238,843)
104,842,514

                         U.S. GOVERNMENT OBLIGATIONS - 0.51%
                         U.S. TREASURY BILL ****
   610,000            5.39% and 5.02%, due 5/29/97
 .................  ...   604,890
                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                             (Cost $604,767)...........
604,890

                    TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                             (Cost $146,941,739) .
146,711,130

Notional Amount       INTEREST RATE SWAP CONTRACTS - 1.81%

$20,000,000         Contract dated 6/22/93 with Prudential Global
Funding,
                          Expires 6/22/98, pay rate 5.458% ..
 .............. 212,603
 20,000,000          Contract dated 8/31/93 with Salomon Swapco,
                         Expires 8/30/00, pay rate 5.34% ..
 ...............     884,505
 20,000,000          Contract dated 12/2/93 with Morgan Guaranty
Trust Company,
                         Expires 12/2/00, pay rate 5.69%
 .................   677,160
 40,000,000          Contract dated 5/15/95 with Salomon Swapco,
                          Expires 5/15/05, pay rate 6.951%
 ................    381,282

                    TOTAL INTEREST RATE SWAP CONTRACTS
 ..............     2,155,550


Notional
Market
Amount                                 Security
Value

                       THREE MONTH LIBOR INTEREST RATE CAP
CONTRACTS - 1.17%

$50,000,000       Contract with Salomon Swapco, expires 4/23/03,
                    Strike rate
7.50%................................  $1,393,000

                       TOTAL THREE-MO. LIBOR INTEREST RATE CAP
CONTRACTS
                         (Cost $1,585,644) ..
1,393,000

Contracts       OPTION CONTRACTS - 0.27%

130                 Call on 10 Year US Treasury Note futures,
expires 5/97,
                           strike price $109 ..
8,125
 50                 Call on 10 Year US Treasury Note futures,
expires 5/97,
                         strike price $111
781
100                 Call on 10 Year US Treasury Note futures,
expires 5/97,
                           strike price $112
1,563
130                 Put on 10 Year US Treasury Note futures,
expires 5/97,
                           strike price $105 .
95,469
100                 Put on 10 Year US Treasury Note futures,
expires 5/97,
                           strike price $106 .
120,313
 50                 Put on 10 Year US Treasury Note futures,
expires 5/97,
                           strike price $107 .
92,187
                     TOTAL OPTION CONTRACTS (Cost $243,144)
 ...............  318,438
                     TOTAL INVESTMENTS- 126.55% (Cost
$148,770,527) .....150,578,118

Face Amount      REPURCHASE AGREEMENTS - 18.49%:
$22,000,000    Morgan Stanley, 5.55% and 5.63%, due 4/01/97 and
4/3/97
                         dated 3/25/97 and 3/27/97
$22,000,000
                     TOTAL REPURCHASE AGREEMENTS (Cost
$22,000,000)...    22,000,000

                    REVERSE REPURCHASE AGREEMENTS - (10.08%):
12,000,000     FHLMC, 6.60%, due 4/01/97 dated 3/31/97.........
(12,000,000)
                       TOTAL REVERSE REPURCHASE AGREEMENTS
 .........     (12,000,000)

               SHORT SALES - (17.06%)
21,106,250     GNMA 6.5% due (a)................................
(20,301,875)

                    TOTAL SHORT SALES (Proceeds
$20,350,000)........... (20,301,875)

               OTHER LIABILITIES LESS CASH AND OTHER
                                               ASSETS - (17.90%).
(21,287,634)

                                              NET ASSETS - 100.00%
$118,988,609


* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1997. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

**     Represents an interest only stripped mortgage-backed
security.

***    This security is held as collateral under a reverse
repurchase agreement.

****   Security is segregated as collateral.

(a)    To be announced


Portfolio Abbreviations:
ARM     -   Adjustable-Rate Mortgage
FHLMC   -   Federal Home Loan Mortgage Corporation
FNMA    -   Federal National Mortgage Association
GNMA    -   Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

5


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
                                              31-Mar-97


ASSETS:
   Investments at market value (identified cost $148,770,527)
           (Note 1)..
$150,578,118

Cash..............................................................
676,200
   Repurchase agreement (cost $22,000,000) (Note 1)............
22,000,000
   Receivables:
      Subscriptions............................................
1,152,765
      Interest.................................................
762,909
      Securities sold.........................................
80,444,418
        TOTAL ASSETS..........................................
255,614,410

LIABILITIES:
   Reverse repurchase agreement (Note 1).......................
12,000,000
   Short sales at market value  (Proceeds $20,350,000).........
20,301,875
   Payables:
      Variation margin on futures contracts (Note 2)............
9,191
      Redemptions.................................
 ..................   20,470
      Distribution.................................
 .................   676,913
      Securities purchased....................................
103,345,618
      Swap interest...............................
 ................     72,393
      Due to adviser (Note 3)..................... ..........
80,755
      Accrued expenses.......................................
118,586
        TOTAL LIABILITIES.......................................
136,625,801

NET ASSETS:
   (Applicable to outstanding shares of 12,106,419
      unlimited number of shares of beneficial
      interest authorized; no stated par).....................
$118,988,609
   Net asset value, offering price and redemption
      price per share ($118,988,609/12,106,419)..
 .................     $9.83

SOURCE OF NET ASSETS:
   Paid in
capital...............................................$124,434,880
   Overdistributed net investment
income...........................  (676,914)
   Accumulated net realized loss on investments.................
(5,589,259)
   Net unrealized appreciation of investments, interest rate
swaps,
   short sales and futures contracts.............
 ...............     819,902
        NET ASSETS.............................................
$118,988,609


The accompanying notes are an integral part of these financial statements.

6


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997



INVESTMENT INCOME:
   Interest and discount earned, net of premium
   amortization and interest
   expense (Note 1) ................................. $11,805,901

EXPENSES:
   Advisory fees (Note 3).............................. 1,417,921
   Accounting and pricing services fees....................69,655
   Custodian fees..........................................74,731
   Audit and tax preparation fees..........................57,500
   Legal fees..............................................65,580
   Amortization of organization expenses (Note 1).......... 9,548
   Transfer agent fees.....................................32,778
   Registration fees.......................................18,228
   Trustees fees and expenses.............................102,499
   Insurance...............................................22,309
   Other...................................................11,220
       TOTAL EXPENSES BEFORE REIMBURSEMENT..............1,881,969
       Expenses reimbursed by Adviser (Note 3)...........(301,998)
       NET EXPENSES.....................................1,579,971
       NET INVESTMENT INCOME ......................... 10,225,930

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments........................846,686
   Change in unrealized appreciation (depreciation)
   of investments, interest rate swaps,
   caps, and futures
contracts............................1,887,652
   Net realized and unrealized gain on
investments........2,734,338
   Net increase in net assets resulting from operations.$12,960,268


The accompanying notes are an integral part of these financial statements.
7


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS



                                                      Year Ended
Year Ended
                                                          31-Mar-
97         31-Mar-96
OPERATIONS:
   Net investment income.............................$10,225,930
$15,412,781
   Net realized gain on investments....................  846,686
4,639,312
   Change in unrealized appreciation
   (depreciation) of investments,
   interest rate swaps, caps and futures contracts......1,887,652
(8,342,309)
   Net increase in net assets resulting from
   operations..........................................12,960,268
11,709,784

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income...............(10,225,930)
(15,412,781)
   Dividends in excess of net investment income..........(929,596)
(269,331)
   Total distributions......................... ......(11,155,526)
(15,682,112)

CAPITAL SHARE TRANSACTIONS:
   Shares sold........................................ 59,328,830
93,214,276
   Shares issued on reinvestment of distributions.......2,816,807
3,773,450
   Shares redeemed...................................(166,786,906)
(89,621,927)
   (Decrease) increase in net assets
    resulting from capital
    share transactions (a)..........................(104,641,269)
7,365,799
       TOTAL INCREASE (DECREASE) IN NET ASSETS......(102,836,527)
3,393,471

NET ASSETS:
   Beginning of year.................................221,825,136
218,431,665
   End of year......................................$118,988,609
$221,825,136

(a)  Transactions in capital shares were as follows:
        Shares sold.....................................6,065,723
9,500,348
        Shares issued on reinvestment of distributions....289,222
386,101
        Shares redeemed...............................(17,017,982)
(9,167,732)
        Net (decrease) increase ......................(10,663,037)
718,717
        Beginning balance .............................22,769,456
22,050,739
        Ending balance.................................12,106,419
22,769,456


The accompanying notes are an integral part of these financial statements.
8



SMITH BREEDEN SHORT DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1997



Year Ended

31-Mar-97
Cash flows from operating activities:
   Net increase in net assets resulting from
operations.......$12,960,268
   Net realized and unrealized gain on investments.........
(2,734,338)
     Net investment
income.....................................10,225,930

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Interest rate cap and interest-only strip amortization......
225,006
   Net paydown gains and losses...................................
34,366
   Decrease in interest receivable.     ...............
793,222
   Increase in other assets............. ......................
(9,643)
   Decrease in other liabilities.........   ...........
(72,793)
     Net cash provided by operating activities................
11,196,088

Cash flows from investing activities:
   Payments for futures variations....    .............
(265,747)
   Proceeds from sales of long-term investments.. ..........
462,741,835
   Proceeds from sales of short-term investments..    .........
508,493
   Proceeds from sales of options.....................
833,807
   Proceeds from maturities of short-term investments.....
2,076,065,225
   Proceeds from paydowns of long-term investments.........
12,247,008
   Purchases of long-term
investments........................(352,732,116)
   Purchases of short-term
investments.....................(2,099,153,718)
   Purchases of options......................................
(2,768,588)
     Net cash provided by investing
activities................(97,476,199)

Cash flows from financing activities:
   Increase in collateralized
borrowings......................11,000,000
   Proceeds from shares tendered........... ...........
55,359,258
   Payments for shares redeemed...........................
(166,766,436)
   Dividends from net investment income.....  .........
(7,661,806)
       Net cash used in financing activities...............
(108,068,984)
       Net increase in cash...................  .......
(603,303)

Cash at beginning of year.....       ..........................
72,897
Cash at end of year.................. .................
$676,200

Noncash financing activities:
   Market value of shares issued to stockholders
     through reinvestment of dividends.......................
$2,816,807

Supplemental disclosure:
   Interest
paid.................................................$61,491

The accompanying notes are an integral part of these financial statements.

9


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES

FINANCIAL HIGHLIGHTS
The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.

                          Year     Year        Year          Year
Year
                                        Ended    Ended
Ended         Ended       3/31/92 <F1>
                                       3/31/97   3/31/96
3/31/95       3/31/94      to 3/31/93
Net Asset Value, Beginning of Period    $9.74     $9.90
$9.90         $10.00         $10.00

 Income From Investment Operations
Net investment income..............      0.476     0.621
0.628          0.432         0.552
Net realized and unrealized
gain (loss) on investments.........      0.146    (0.148)
-         (0.07)         0.002
 Total from investment operations.       0.622     0.473
0.628          0.362         0.554

 Less Distributions
Dividends from net
investment income...................    (0.476)   (0.621)
(0.628)       (0.462)        (0.554)
Dividends in excess of
investment income....................   (0.056)   (0.012)
-             -              -
      Total distributions............   (0.532)   (0.633)
(0.628)       (0.462)        (0.554)

Net Asset Value, End of Period.......    $9.83     $9.74
$9.90         $9.90        $10.00

Total Return ..........................  6.57%        4.95%
6.58%         3.67%         5.67%

Ratios/Supplemental Data
Net assets, end of period.......    $118,988,609  $221,825,136
$218,431,665 $218,167,491 $48,531,206
Ratio of expenses to average net assets <F2> 0.78%     0.78%
0.78%     0.78%            0.78%
Ratio of net investment income to
average net assets <F3>...             5.04%      6.29%
6.33%     4.17%            4.53%

<F1>
Commencement of operations.

<F2>
The annualized operating expense ratios prior to reimbursement of expenses by the Adviser were 0.93%, 0.93%, 0.92%, 1.00%, and 2.58% for the Short Duration U.S. Government Series for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31,
1994, and the period ended 1993, respectively. Through March 31, 1995, expense ratios include both the direct expenses of the Short Duration U.S. Government Series, and the indirect expenses incurred through the Series' investment in the Short Duration U.S. Government Fund (Note 1).

<F3>
The annualized net investment income ratios prior to reimbursement of both direct and indirect expenses by the Adviser were 4.90%, 6.13%, 6.18%, 3.95% and 2.73% for the Short Duration U.S. Government Series for the years ended March 31, 1997, March 31, 1996,
March 31, 1995, March 31, 1994, and the period ended March 31,
1993, respectively.

The accompanying notes are an integral part of these financial statements.


10


SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company
Act  of 1940, as amended.  The Fund offers shares in two series:
the Smith
Breeden Short Duration U.S. Government Series (the "Short Series" or
"Series") and the  Smith Breeden Intermediate Duration U.S.
Government
Series ("Intermediate Duration Series"). Prior to April 1, 1995, the Short
Series sought to achieve its investment objective by investing all of its assets in the Smith Breeden Short Duration U.S. Government Fund (the "Short
Fund"), an open-end, diversified management investment company having the same investment objective as the Series. However, at the close of business on March 31, 1995, pursuant to a plan of liquidation adopted
March 1, 1995 by the Board of Trustees of the Short Fund, and approved by the Board of Trustees of the Short Series, the Short Series redeemed in-kind its shares of the Short Fund. The assets of the Short Fund were transferred in proportion to the Short Series' ownership of the Short
Fund in  cancellation of its shares.

A. Security Valuation: Securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available.
Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with the procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The custodian maintains control or custody of securities collateralizing repurchase agreements until maturity of the repurchase agreements. The value of the collateral will be monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets concurrently with an agreement to repurchase the same assets at a later date at a fixed price. Assets will be maintained in a segregated account with the custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.


11


NOTES TO FINANCIAL STATEMENTS (cont.)


D.   Dollar Roll Agreements:  A dollar roll is an agreement to
sell
securities  for delivery in the current month and simultaneously contract to
repurchase  substantially similar (same type and coupon)
securities on a
specified future date.   During the roll period, principal and
interest paid on
these securities are not received. Compensation under the dollar roll agreement is represented by the difference between the current sales price and the forward price for the future purchase (often referred to as the
"drop") as well as by the interest earned on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Short Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the
Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of
March 31, 1997, the Series had a net capital loss carryforward of $3,170,133 with $589 expiring on March 31, 2001, $75,461 expiring on March 31, 2002, $905,312 expiring on March 31, 2003, $1,359,214 expiring on March 31, 2004, and $829,557 expiring on March
31, 2005.

F.   Determination of Gains or Losses on Sales of Securities:
Gains or
losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

H.   Securities Transactions and Investment Income:  Interest
income is
accrued daily on both long-term bonds and short-term investments.
Interest
income also includes net amortization from the purchase of fixed-
income
securities.   Discounts and premiums on securities purchased are
amortized
over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.   FINANCIAL INSTRUMENTS

Derivative Financial Instruments Held or Issued for Purposes other than
Trading: Interest rate futures, swap, cap and option contracts are used for risk management purposes in order to reduce fluctuations in net asset value relative to the Series' targeted option-adjusted duration.

A. Futures Contracts: Upon entering into a futures contract, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value is required to be deposited in a segregated account.
Subsequent payments (variation margin) are made or received each day.
The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. A realized gain or loss is recognized when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


12


NOTES TO FINANCIAL STATEMENTS (cont.)


The Short Series had the following open futures contracts as of March 31,
1997:


Type                    Notional           Expiration
Unrealized
                         Amount            Position    Month
Gain/(Loss)
5 Year Treasury          $  22,400,000         Long      June,
1997      $(432,132)
10 Year Treasury           16,700,000          Long      June,
1997       (405,658)
3 Month Eurodollar       98,000,000            Long
September, 1997      ( 41,779)
3 Month Eurodollar      150,000,000            Long      June,
1997       (133,425)
3 Month Eurodollar      154,000,000            Long      March,
1998       (25,443)
3 Month Eurodollar       40,000,000            Short    March,
1999           820
3 Month Eurodollar       38,000,000            Short    March,
2000           779
3 Month Eurodollar       30,000,000            Short    March,
2001           615
3 Month Eurodollar       20,000,000            Short    March,
2002           410
                                                 Total
$(1,035,813)

Futures transactions involve costs and may result in losses. The effective use of strategies using futures depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments to cover margin requirements for the open positions was $604,890.

B. Interest Rate Swap Contracts: The Fund may enter into over-the-counter transactions swapping interest rates. Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest rate swaps do not involve the exchange of principal between the parties.
The Series' interest rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Series receiving or paying, as the case may be, only the net amount of the two payments. As of March 31, 1997, the Short Series had four open interest rate swap contracts. In each of the contracts, the Short Series has agreed to pay a fixed rate and receive a floating rate. The floating rate on the contracts resets quarterly and is the three month London Interbank Offered
Rate ("LIBOR"). Interest rate swap contracts will not be entered into unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by
Standard & Poor's  Corporation or Aa or P-1 or better by Moody's
Investors
Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such transaction. If there is a default by the other party to the swap transaction, the Short Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that interest rate swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Short Series will succeed in pursuing contractual remedies. The Short
Series thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts.


13


NOTES TO FINANCIAL STATEMENTS (cont.)

The Short Series' interest payable on the interest rate swap contracts as of
March 31, 1997 was $72,393, and swap contract interest receivable was
$2,935. No collateral is required to be maintained on these contracts.

C. Interest Rate Cap Contracts: The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short
Series had one interest rate cap  contract open at March 31, 1997.

3.   TRANSACTIONS WITH AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Short Series with investment management services.

The Adviser has voluntarily agreed to reimburse normal business expenses of the Short Series through March 31, 1998 so that total direct and indirect operating expenses do not exceed 0.78% of its average net assets. This voluntary agreement may be terminated at any time by the Adviser in its sole discretion after March 31, 1998. The Adviser has also agreed to reduce its fees payable (to the extent of such fees) by the amount the Series' direct and indirect expenses would, absent the fee reduction, exceed the applicable expense limitations imposed by state securities administrators. For the year ended March 31, 1997, the Adviser received $1,417,921 in fees and reimbursed the Short Series $301,998.

Certain officers and trustees of the Fund are also officers and directors of the
Adviser.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940
("1940
Act"),  the Series adopted, effective August 1, 1994, a
Distribution and
Services Plan (the  "Plan").   The purpose of the Plan is to
permit the Adviser
to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Short Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the
Adviser, out of the advisory fee paid to it by the Short Series, to dealers and other persons at the annual rate of up to 0.25% of the Short Series' average net assets, subject to the authority of the Trustees of the Short Series, to reduce the amount of payments permitted under the Plan or to suspend the
Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

14



4.   INVESTMENT TRANSACTIONS
During the year ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $1,226,155,709 and
$1,357,342,232 respectively for the Series. The cost of the Short Series' securities for federal income tax purposes at March 31, 1997, is $148,770,527. Net unrealized appreciation of investments, short sales and futures contracts consists of:

     Gross unrealized appreciation      $   3,190,281
     Gross unrealized depreciation         (2,370,379)
     Net unrealized appreciation        $       819,902

15


INDEPENDENT AUDITORS REPORT

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Series of the Smith
Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period March 31, 1992 (commencement of operations) to March 31,
1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Short Duration U.S. Government Series of the Smith
Breeden Series Fund as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997


16



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
ANNUAL REPORT AND PERFORMANCE REVIEW


Performance Review

     The Smith Breeden Intermediate Duration U.S. Government
Series
provided a total return of 5.92% in the year ending March 31,
1997.   The
Series' return exceeded that of its benchmark,  the Salomon
Brothers
Mortgage Index by 0.03%. Since the Series' inception, its return has exceeded that of its benchmark by 2.60%, and on an annualized basis by
0.39%. The graph below plots the Series' return versus its benchmark, which as noted in the graph, changed effective January 1, 1994. The graph also shows the Series' return versus the average return of the Morningstar,
Inc.'s Government Bond Mortgage fund category, of which the Intermediate Series was the number one performing fund over the five-year period ended March 31, 1997.

THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE INTERMEDIATE
SERIES' INDEX
ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND
IS
DESCRIBED BELOW IN ACCORDANCE WITH REG 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE SERIES VERSUS ITS STATED BENCHMARK AND VERSUS THE AVERAGE OF
THE FUNDS IN MORNINGSTAR'S GOVERNMENT BOND MORTGAGE CATEGORY. FOR
THE PERIOD
FROM THE SERIES' INCEPTION MARCH 31, 1992 THROUGH DECEMBER 31,
1993, THE SERIES
STATED BENCHMARK WAS THE FIVE YEAR US TREASURY AS TRACKED BY
SALOMON BROTHERS,
INC. AFTER DECEMBER 31, 1993, UPON APPROVAL OF A MAJORITY OF THE
SHAREHOLDERS,
THE SERIES' BENCHMARK WAS CHANGED TO THE SALOMON BROTHERS MORTGAGE
INDEX.
THE SERIES' AVERAGE ANNUAL RETURN WAS 5.92% FOR THE ONE YEAR
PERIOD, 7.21% FOR
THE THREE YEAR PERIOD, 8.08% FOR THE FIVE YEAR PERIOD, AND 8.08%
FOR THE PERIOD
SINCE INCEPTION. THE AVERAGE ANNUAL RETURN OF THE STATED BENCHMARK
WAS 5.89%
FOR THE ONE YEAR PERIOD, 7.45% FOR THE THREE YEAR PERIOD, 7.69%
FOR THE FIVE
YEAR PERIOD, AND 7.69% FOR THE PERIOD FROM INCEPTION.  THE AVERAGE
ANNUAL
RETURN OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GOVERNMENT
BOND MORTGAGE
CATEGORY WAS 4.78% FOR THE ONE YEAR PERIOD, 5.99% FOR THE THREE
YEAR PERIOD,
AND 6.01% FOR THE FIVE YEAR AND SINCE INCEPTION RETURNS.
FROM INCEPTION THROUGH MARCH 31, 1997, AN INVESTMENT
OF $10,000 IN THE INTERMEDIATE SERIES WOULD HAVE GROWN TO $14,748,
VERSUS
$14,486 IN ITS BENCHMARK, AND $13,389 IN THE AVERAGE OF THE FUNDS
IN
MORNINGSTAR'S GOVERNMENT BOND MORTGAGE CATEGORY.



     The Salomon Brothers Mortgage Index, and the Intermediate Series, performed outstandingly well over the last twelve months. For the year, the Series' performance exceeded that of the five-year U.S.
Treasury
Note by 2.77% and the three-year Note by 1.22%.  Compared to the
Lehman
Intermediate Aggregate Bond Index, the Series' performance was
0.69%
ahead.



17




     The reason for the outstanding performance of mortgages relates mostly to declines in interest rate volatility, both on a realized and an expected basis. Mortgage-backed securities (MBS) perform better when volatility is low because investors have greater certainty about the timing of their cashflows. MBS cashflows are inherently uncertain, because homeowners change their refinancing behavior in response to changes in interest rates. When rates fall, refinancing activity rises; when rates rise, refinancing activity falls. Investors in MBS require a substantial yield premium over US Treasury securities, most of which is to compensate for the uncertainty of MBS cashflows (in contrast, Treasury cashflows are fixed). When interest rate volatility is low, investors require less of a yield premium and MBS perform well relative to Treasury securities, as they have over the past year.

     While the benchmark of the Intermediate Series is the Salomon Brothers Mortgage Index ("SBMI"), the Series will invest in mortgages not included in the SBMI. In so doing, the Series seeks to generate excess returns, on a risk-adjusted basis, which after fund expenses, will contribute to the fund's incremental performance. As the Intermediate Series' moves in and out of different mortgage sectors, this can drive up the fund's portfolio turnover rate. The portfolio turnover rate for the fiscal year 1996 was 409%. However, since the Intermediate Series limits its investment in these sectors to those that are the most liquid and of AAA credit quality, transaction costs related to this portfolio turnover are relatively small.




18


SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
SCHEDULE OF INVESTMENTS       31-Mar-97


Market
Face Amount               Security
Value

                            U.S. GOVERNMENT & AGENCY OBLIGATIONS -
113.17%
                            FEDERAL HOME LOAN MORTGAGE CORP. -
43.24 % *
                            FHLMC GOLD:
$14,500,000            7.50%, due (a) ...................
$14,198,906
  2,089,955            8.00%, due 9/01/24  to 10/19/24
 .......2,116,804
                           TOTAL FEDERAL HOME LOAN MORTGAGE CORP.
                           (Cost $16,381,165)
16,315,710

                            FEDERAL NATIONAL MORTGAGE ASSOC. -
11.82% *
                            FNMA:
  3,199,150            7.00%, due 8/1/23 to 6/01/24 .........
3,078,697
  1,282,714            9.50%, due 7/01/16 to 5/01/22........
1,381,554
                           TOTAL FEDERAL NATIONAL MORTGAGE ASSOC.
                                (Cost $4,282,274)
4,460,251

                            GOVERNMENT NATIONAL MORTGAGE ASSOC. -
57.69% *
                         GNMA:
     59,603            7.00%, due 3/15/26 .....................
56,926
  9,241,972            8.00%, due 11/15/06 to 12/15/26 ....
9,320,120
                            GNMA ARM:
    990,000            5.00%, due 3/20/27 ............. .......
957,230
  3,942,410            5.50%, due 11/20/26 ...........
3,889,964
  2,858,832            6.00%, due 11/20/26 to 1/20/27...
2,848,303
    293,950            6.88%, due 11/20/17
 ....................300,234
  1,823,924            6.50%, due 2/20/23 ...................
1,857,098
  2,479,666            7.125%, due 8/20/17 to
4/20/22.........2,540,041
                         TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOC.
                                (Cost $21,663,823)
21,769,916

                         UNITED STATES TREASURY BILLS - 0.42% **
     160,000        5.39%, due 5/29/97 ***................
158,660
                            TOTAL UNITED STATES TREASURY BILLS
                    (Cost $158,612)
158,660
                         TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS
                                (Cost $42,485,874)
42,704,537

Contracts           OPTION CONTRACTS - 0.02%
10                        Call on 10 Year US Treasury Note
futures, expires 5/97,
                            strike price $109
625
10                        Call on 10 Year US Treasury Note
futures, expires 5/97,
                              strike price $105
7,343
                            TOTAL OPTION CONTRACTS (Cost $9,778)
 ....   7,968
                            TOTAL INVESTMENTS
                    (Cost $42,495,652) - 113.19% ..
42,712,505

Face Amount            REPURCHASE AGREEMENTS - 18.55%:
$7,000,000          Morgan Stanley, 5.63%, due 4/3/97
                    dated 3/27/97 .                    ....
7,000,000
                         TOTAL REPURCHASE AGREEMENTS
                    (Cost $7,000,000).              ..
7,000,000
                         SHORT SALES - (7.36%)
 3,000,000              GNMA 6.50%, due
(a)....................(2,777,813)

                    TOTAL SHORT SALES
                    (Proceeds $2,836,992)..     .......
(2,777,813)
               CASH AND OTHER ASSETS LESS LIABILITIES - (24.38%)
(9,199,167)
               NET ASSETS - 100.00% ............................
$37,735,525
19



* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments.
     As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 1997.
     ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

*** Security is segregated as collateral.

(a)   To be announced

Portfolio Abbreviations:
ARM   - Adjustable-Rate Mortgage
FHLMC -  Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
GNMA  -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.
20



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENT OF ASSETS AND LIABILITIES
31-Mar-97



ASSETS:
   Investments at market value (identified cost $42,495,652)
                                                     (Note 1)
$42,712,505
   Repurchase agreement (cost $7,000,000) (Note 1).............
7,000,000
   Cash..........
 ...............................................   2,270,462
   Receivables:
      Subscriptions.   .
 ...........................................    8,800
      Interest.........
 ........................................          206,189
      Securities sold.........       ..........................
12,215,707
   Deferred organization expenses (Note 1).
 ..................           757
        TOTAL ASSETS............................................
64,414,420

LIABILITIES:
   Short sales at market value  (Proceeds $2,836,992)...........
2,777,813
   Payables:
      Variation margin on futures contracts (Note 2).
 ...............       2,469
      Securities purchased........................................
23,738,701
      Distributions.....................................
 ......... 124,309
      Due to advisor (Note 3).................................
 ......     14,992
   Accrued expenses..............................................
20,611
        TOTAL LIABILITIES........................................
26,678,895

NET ASSETS:
   (Applicable to outstanding shares of 3,878,010;
      unlimited number of shares of beneficial
      interest authorized; no stated par)........................
$37,735,525
   Net asset value, offering price and redemption
      price per share ($37,735,525/3,878,010)
$9.73

SOURCE OF NET ASSETS:
   Paid in capital..............................................
$38,554,091
   Overdistributed net investment income........................
(124,309)
   Accumulated net realized loss on
investments......................  (830,703)
   Net unrealized appreciation of investments...
 ................... 136,446
        NET ASSETS.............................................
$37,735,525


The accompanying notes are an integral part of these financial statements.


21



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997



INVESTMENT INCOME:
   Interest and discount earned, net of premium amortization and interest
   expense (Note 1) .............................................
$2,632,266

EXPENSES:
   Advisory fees (Note 3) ......................
 ..................  259,767
   Accounting and pricing services fees
 ...........................    39,224
   Custodian fees
 .................................................  21,512
   Audit & tax preparation fees .................        .........
14,500
   Legal fees
 .....................................................   10,251
   Amortization of organization expenses (Note 1)
 .................     9,402
   Transfer agent fees ................................
 ..........      29,735
   Registration fees
 ..............................................     20,200
   Trustees fees and expenses .........................
 ...........     13,324
   Insurance
 ......................................................  10,541
   Other
 ..........................................................
1,888
       TOTAL EXPENSES BEFORE REIMBURSEMENT ................
430,344
       Expenses reimbursed by Adviser (Note 3) ..................
(101,379)
       NET EXPENSES .............................
 .................   328,965
       NET INVESTMENT INCOME ..............................
2,303,301

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments .  ............... ...........
(82,705)
   Change in unrealized appreciation of
investments................   (93,993)
   Net realized and unrealized loss on investments ...............
(176,698)
   Net increase in net assets resulting from operations ........
$2,126,603


The accompanying notes are an integral part of these financial statements.

22










SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
STATEMENTS OF CHANGES IN NET ASSETS




Year Ended      Year Ended

March 31, 1997   March 31, 1996
OPERATIONS:
   Net investment income.........................  $2,303,301
$2,369,671
   Net realized (loss) gain on investments.......     (82,705)
1,227,064
   Change in unrealized appreciation (depreciation)
     of investments.............
(93,993)       (257,447)
   Net increase in net assets resulting from
       operations............
2,126,603     3,339,288

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income........      (2,260,030)
(2,358,436)
   Distributions from net realized gains on
     investments...                         ...
(943,662)      (367,107)
   Total distributions......................       (3,203,692)
(2,725,543)

CAPITAL SHARE TRANSACTIONS:
   Shares sold.... ............................       1,730,791
1,030,079
   Shares issued on reinvestment of distributions     935,335
702,855
   Shares redeemed. ...........................        (300,452)
(697,235)
   Increase in net assets resulting from capital
     share transactions(a).                  ....
2,365,674     1,035,699
       TOTAL INCREASE IN NET ASSETS...........         1,288,585
1,649,444

NET ASSETS:
   Beginning of year...  ......................      36,446,940
34,797,496
   End of year...........  ....................     $37,735,525
$36,446,940

(a)  Transactions in capital shares were as follows:
        Shares sold........ ...................         174,344
100,992
        Shares issued on reinvestment of
          distributions..............               ...
94,439           69,235
        Shares redeemed..................... .          (30,101)
(69,182)
        Net increase......................... .         238,682
101,045
        Beginning balance ................... .       3,639,328
3,538,283
        Ending balance ........................       3,878,010
3,639,328



The accompanying notes are an integral part of these financial statements.

23


SMITH BREEDEN INTERMEDIATE DURATION US GOVERNMENT SERIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 1997



Year Ended

31-Mar-97
Cash flows from operating activities:
   Net increase in net assets resulting from operations.......
$2,126,603
   Net realized and unrealized loss on investments............
176,698
     Net investment income....................................
2,303,301

Adjustments to reconcile net investment income
   to net cash provided by operating activities:
   Net paydown gains and
losses........................................(37,392)
   Decrease in interest
receivable....................................     53,993
   Decrease in other
assets...........................................  18,904
   Decrease in other
liabilities...................................... (14,677)
     Net cash provided by operating activities... ............
2,324,129

Cash flows from investing activities:
   Payments for futures variations.
 ..........................         (60,974)
   Proceeds from sales of long-term investments.......
56,055,128
   Proceeds from sales of short-term
investments.....................  159,527
   Proceeds from sales of options................
 ....................       5,223
   Proceeds from maturities of short-term
investments..............232,680,862
   Proceeds from paydowns of long-term investments...............
3,435,588
   Purchases of long-term investments........................
(51,848,780)
   Purchases of short-term investments........................
(239,832,318)
   Purchases of options.......................................
(102,279)
     Net cash provided by investing activities................
491,977

Cash flows from financing activities:
   Proceeds from  shares
tendered.....................................1,721,991
   Payments for  shares
redeemed.......................................(300,452)
   Dividends from net investment income and
   realized gains on
investments.....................................(2,279,430)
       Net cash used in financing
activities...........................(857,891)
       Net increase in cash....................................
1,958,215

Cash at beginning of
year............................................. 312,247
Cash at end of year..............................................
$2,270,462

Noncash financing activities:
   Market value of shares issued to stockholders
     through reinvestment of
dividends...............................  $935,335

Supplemental disclosure:
   Interest paid..................................................
$  3,079



The accompanying notes are an integral part of these financial statements.

24



SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT SERIES
FINANCIAL HIGHLIGHTS


The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.


Year      Year       Year         Year        Period

Ended          Ended      Ended       Ended     3/31/92 <F3>

3/31/97    3/31/96    3/31/95       3/31/94      to 3/31/93
Net Asset Value,
  Beginning of Period
$10.01     $9.83     $10.01         $10.62     $10.00

  Income From Investment Operations
  Net investment
income............................................0.599       0.66
0.664         1.05      0.826
  Net realized and unrealized (loss) gain on
investments..........(0.024)    0.277      (0.049)
(0.601)       0.621
      Total from investment
operations.............................0.575   0.937       0.615
0.449         1.447

  Less Distributions
  Dividends from net investment
income............................(0.604)     (0.656)     (0.664)
(1.044)     (0.826)
  Dividends in excess of net investment
income......................-             -       (0.108)        -
-
  Distributions from net realized gains on
investments............(0.251)      (0.101)  -        (0.015)
-
  Distributions in excess of net realized gains on
investments......-              -       (0.022)          -       -
      Total distributions........................................
(0.855)    (0.757)     (0.794)         (1.059)      (0.826)

Net Asset Value, End of
Period....................................$9.73   $10.01
$9.83        $10.01        $10.62

Total
Return.......................................................5.92%
9.69%           6.10%         4.11%        14.93%

Ratios/Supplemental Data
  Net assets, end of
period......................................$37,735,525
$36,446,940   $34,797,496   $6,779,666    $2,923,913
  Ratio of expenses to average net assets
<F1>.......................0.88%     0.90%          0.90%
0.90%         0.82%
  Ratio of net investment income to average net assets
<F2>..........6.19%   6.49%          6.20%         7.74%
8.18%
  Portfolio turnover
rate..........................................  409%      193%
557%         84%          42%

<F1>
(1)The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 1.16%, 1.14%, 2.33%, 2.34%, and 17.52% for the years ended March 31, 1997, March 31, 1996, March 31, 1995 and March 31, 1994 and for the period ended March 31, 1993, respectively. Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Series, and the indirect expenses incurred through the Series' investment in the Institutional Intermediate Duration U.S. Government Fund (Note 5).

<F2>
(2) The annualized ratio of net investment income to average net assets prior to reimbursement of both direct and indirect expenses by the Advisor was 6.26%, 4.77%, 6.30% and (8.52)% for the years ended March 31, 1997, March 31, 1996, March 31, 1995 and March 31, 1994, and for the period March 31, 1993, respectively.

<F3>
(3) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

25


SMITH BREEDEN INTERMEDIATE DURATION U.S.
GOVERNMENT SERIES
NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Series Fund (the "Fund") is an open-end, diversified management investment company registered under the Investment Company
Act of 1940, as amended.  The Fund offers shares in two series:
the Smith
Breeden Short Duration U.S. Government Series and the Smith
Breeden
Intermediate Duration U.S. Government Series ("Intermediate
Series" or
"Series"). The following is a summary of significant accounting policies consistently followed by the Intermediate Series.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available.
Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Intermediate Series intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Series of Federal income taxes. To so qualify, the Series intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Series had no capital loss carryforward.

C. Repurchase Agreements: The Intermediate Series may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Series' Board of
Trustees. In a repurchase agreement, the Series acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Intermediate Series' custodian maintains control or custody of these securities collateralizing the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the
Series in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Series' right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Intermediate Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. The Series will maintain a segregated account with its custodian which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of

26


NOTES TO FINANCIAL STATEMENTS (cont.)


the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

E. Dollar Roll Agreements: The Intermediate Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on these securities.
The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the
"drop") as well as by the interest earned on the cash proceeds of the initial sale.

F.   Determination Of Gains Or Losses On Sales Of Securities:
Gains
or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

G. Deferred Organizational Expenses: Deferred organizational expenses are being amortized on a straight-line basis over five periods.

H. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.   FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than Trading:
The Intermediate Series uses interest rate futures contracts for risk management purposes in order to reduce fluctuation of the Series' net asset value relative to its targeted option-adjusted duration. Upon entering into a futures contract, the Series is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value.
Subsequent payments (variation margin) are made or received by the Series each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses.
The Series
recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


27


NOTES TO FINANCIAL STATEMENTS (cont.)


The Intermediate Series had the following open futures contracts as of
March31, 1997:

Type                Notionanal   Position   Expiration
Unrealized
                           Amount                  Month
Gain/ (Loss)
5 Year  Treasury     $1,500,000       Long      June, 1997    $
32,817
10 Year Treasury      3,200,000       Long      June, 1997
(106,769)
             Total
$  (139,586)

Futures transactions involve costs and may result in losses. The effective use of futures strategies depends on the Series' ability to terminate futures positions at times when the Series' investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Series, of the futures contract itself, and of the securities which are the subject of a hedge.

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1997 was $158,660.

3.   INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES
Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Series with investment management services. As compensation for these services, the Intermediate Series pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the
Series' average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit other expenses of the Intermediate Series (excluding advisory fees and litigation, indemnification and other extraordinary expenses) to 0.88% of the Series' average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion. The Adviser has agreed to reduce the fees payable (to the extent of such fees) by the amount the Series' expenses would, absent the fee reduction, exceed the applicable expense limitations imposed by state securities administrators. For the year ended March 31, 1997, the Adviser received fees of $259,767 and reimbursed the Series $101,379.


28


NOTES TO FINANCIAL STATEMENTS (cont.)


Effective August 1, 1994, the Series adopted a Distribution and
Services Plan
(the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The purpose of the
Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Series, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee, to dealers and other persons at the annual rate of up to 0.25% of the Intermediate
Series' average net assets subject to the authority of the Trustees of the
Series to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Series are also officers and directors of the Adviser.

4.   INVESTMENT TRANSACTIONS
During the year ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $174,835,826 and
$180,397,654, respectively. The purchases and proceeds shown above do not include dollar roll agreements which are considered borrowings by the
Intermediate Series. The cost of securities for federal income tax purposes is
$42,495,652. Net unrealized appreciation of investments, short sales and futures contracts consists of:

          Gross unrealized appreciation           $   431,474
          Gross unrealized depreciation              (295,028)
          Net unrealized appreciation        $   136,446

29



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Series of the
Smith Breeden Series Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate
Duration U.S. Government Series of the Smith Breeden Series Fund as of
March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period March
31, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Smith Breeden Intermediate Duration U.S. Government Series of the Smith Breeden Series Fund as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997

30



Smith Breeden Equity Plus Fund Annual Report and Performance
Review

Performance Review

     The Smith Breeden Equity Plus Fund provided a total return of
21.41% in the year ending March 31, 1997.   The Fund's return
exceeded
the 19.84% return of its benchmark, the S&P 500 Index, by 1.57%. Since the Fund's inception on June 30, 1992, its return has exceeded that of its benchmark by 14.22%, and on an annualized basis by 1.62%. The graph below plots the Fund's return versus its benchmark and versus the average return of Morningstar Inc.'s Growth and Income fund category.



THE LINE GRAPH DETAILING PERFORMANCE VERSUS THE EQUITY PLUS' INDEX ACCORDING TO ITEM 5a. OF FORM N1-A IS LOCATED HERE IN THE TEXT AND IS
DESCRIBED BELOW IN ACCORDANCE WITH REG 232.304 OF REGULATION S-T:

THE GRAPH DEPICTS THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VERSUS THE S&P 500 AND VERSUS THE AVERAGE OF
THE FUNDS IN MORNINGSTAR'S GROWTH AND INCOME CATEGORY.
THE EQUITY PLUS' AVERAGE ANNUAL RETURN WAS 21.41% FOR THE ONE YEAR
PERIOD,
23.47% THE THREE YEAR PERIOD, 18.50% FOR THE PERIOD
SINCE INCEPTION. THE AVERAGE ANNUAL RETURN OF THE S&P 500 WAS
19.84%
FOR THE ONE YEAR PERIOD, 22.31% FOR THE THREE YEAR PERIOD, 16.88%
FOR THE
PERIOD FROM INCEPTION.  THE AVERAGE ANNUAL
RETURN OF THE AVERAGE OF THE FUNDS IN MORNINGSTAR'S GROWTH AND
INCOME
CATEGORY WAS 16.10% FOR THE ONE YEAR PERIOD, 18.35% FOR THE THREE
YEAR PERIOD,
AND 14.87% FOR THE FIVE YEAR AND SINCE INCEPTION RETURNS.
FROM INCEPTION THROUGH MARCH 31, 1997, AN INVESTMENT
OF $10,000 IN THE EQUITY PLUS WOULD HAVE GROWN TO $22,411, VERSUS $20,988 IN ITS BENCHMARK, AND $19,320 OF THE AVERAGE OF THE FUNDS IN
MORNINGSTAR'S GROWTH AND INCOME CATEGORY.


     The S&P 500 index return was produced by strong corporate earnings rather than by falling interest rates in the year ending March 31,
1997.  Corporate earnings were approximately 15% higher in the year
ending December 1996 over a year earlier.  First quarter 1997 earnings
were also generally strong, in many cases exceeding analysts'
expectations.
The growth in corporate earnings, combined with low unemployment rates, caused some concern that the U.S. economy is growing too fast and this led to moderately rising interest rates due to increased fears of
inflation.  The thirty-year U.S. Treasury bond yield rose from
6.66% in
March 1996 to 7.09% in March 1997. Rising interest rates in turn produced several small sell-offs in the stock market, resulting in declines in the S&P 500 Index in three out of the last twelve months.  It is by no
means clear that inflation is on the rise however, and much of the gain in
corporate earnings can be explained by the high levels of
productive
investment made by corporations during this economic expansion.
31

     The strategy employed by the Equity Plus Fund to achieve its goal of providing a return in excess of the S&P 500 index has two components.
 The Fund uses equity index futures contracts to track the S&P 500 index, and it uses a hedged bond portfolio to provide income to cover the operating costs of the fund as well as the financing costs of the equity index futures contracts. Equity index futures contracts are available with different maturity dates. Because the fund controls when it sells one equity futures contract and buys a new one, it can take advantage of times when one futures contract is cheap relative to another. Approximately 0.30% of the Fund's return in excess of its benchmark for the year ending
March
1997 was due to purchasing equity index futures at favorable prices relative to the price of the contracts sold.

     U.S. Government agency mortgage securities produced excellent hedged returns in the year ended March 31, 1997, and the Equity Plus
Fund was able to take advantage of this performance to generate the rest of the Fund's excess return over the S&P 500 index. One factor explaining the superior performance by mortgages was a decline in interest rate volatility. Mortgage buyers demand a yield premium when they purchase mortgage bonds against the risk that interest rates will move in an unfavorable direction. Because interest rate volatility measures the likelihood of changes in the level of interest rates, when volatility falls mortgage buyers demand a smaller premium and consequently the yield on mortgages falls relative to the yield on U.S. Treasury securities. The
Equity Plus Fund held approximately 60% of its assets in adjustable-rate mortgages during the year ended on March 31, 1997, and about 20% in fixed-rate mortgages. The remaining assets were invested in U.S. Treasury
Bills.

32


SMITH BREEDEN EQUITY PLUS FUND
SCHEDULE OF INVESTMENTS       MARCH 31, 1997


Market
Face Amount    Security
Value

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - 121.45% FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.92% *
          FHLMC:
$983,120  7.50%, due (a) ...................................
$963,150
 103,239  9.50%, due 7/1/02 ................................
106,178

          TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
          (Cost $1,090,669)                        1,069,328
          FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.94% *
          FNMA:
 110,165  12.50%, due 9/1/12 ..............................
126,541
 104,722  13.50%, due 11/1/14 to 1/1/15 ..................
120,635
          FNMA ARM:
 660,968  7.753%, due 9/1/18..............................
689,968
          TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
               (Cost $916,731)                         937,144

          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 66.09% *
          GNMA ARM:
2,020,000 5.00%, due 3/20/27 ...........................
1,953,136
1,990,000 5.50%, due (a) ...............................
1,944,294
2,632,161 6.50%, due 2/20/16 to 10/20/26 ...............
2,676,380
2,295,509 7.125%, due 4/20/16 to 9/20/22 ...............
2,353,002
          TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
               (Cost $8,904,340)                   8,926,812

          U.S. GOVERNMENT OBLIGATIONS - 40.50%
          U.S. TREASURY BILL **
   20,000 5.38%, due 5/29/97 .............................
19,832
1,000,000 5.05%, due 5/29/97 .............................
991,622
  600,000 4.94%, due 5/29/97*** ..........................
594,973
2,000,000 5.12%, due 5/29/97 .............................
1,983,244
  600,000 5.08%, due 5/29/97 .............................
594,973
  700,000 5.06%, due 5/29/97 .............................
694,136
  500,000 5.02%, due 5/29/97 .............................
495,812
  100,000 5.21%, due 11/13/97*** .........................
96,566
          TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $5,472,482)
5,471,158
          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
               (Cost $16,384,222)                 16,404,442

Contracts OPTION CONTRACTS - 0.13%
 3        Call on 5 Year US Treasury Note futures, expires 5/97,
               strike price $110                       47
37        Put on 5 Year US Treasury Note futures, expires 5/97,
               strike price $104                   17,922
          TOTAL OPTION CONTRACTS (Cost $10,196) ................
17,969
          TOTAL INVESTMENTS (Cost $16,394,418) - 121.58% ....
16,422,411

          CASH AND OTHER ASSETS LESS LIABILITIES - (21.58%)
(2,915,034)

          NET ASSETS - 100.00% ........................
$13,507,377
33



*      Mortgage-backed obligations are subject to principal
paydowns as a result
       of prepayments or refinancings of the underlying mortgage
loans.  As a
       result, the average life may be substantially less than the original
       maturity.  The interest rate shown in the rate in effect at
March 31,
       1997.  ARMs have coupon rates which adjust periodically.
The adjusted
       rate is determined by adding a spread to a specified index.
**    The interest rate shown is the discount rate paid at the
time of purchase
      by the Fund.
***  Security is segregated as collateral.
(a)   To be Announced
Portfolio Abbreviations:
ARM         -  Adjustable-Rate Mortgage
FHLMC       -  Federal Home Loan Mortgage Corporation
FNMA        -  Federal National Mortgage Association
GNMA        -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

34



SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
31-Mar-97



ASSETS:
   Investments at market value (identified cost $16,394,418)
     (Note 1)                               $16,422,411
   Cash........................................................
62,780
   Receivables:
      Subscriptions............................................
180,877
      Interest.................................................
53,648
      Maturities...............................................
2,590
      Securities sold.........................................
2,925,313
   Deferred organization expenses (Note 1)...................
6,796
        TOTAL ASSETS..........................................
19,654,415

LIABILITIES:
   Variation margin on futures contracts (Note 2)..............
192,294
   Payables:
     Redemptions ..............................................
50,041
     Securities purchased......................................
5,876,144
   Due to adviser (Note 3).....................................
8,343
   Accrued expenses.............................................
20,216
        TOTAL LIABILITIES.........................................
6,147,038

NET ASSETS:
   (Applicable to outstanding shares of 1,075,509; unlimited
number of shares
      of beneficial interest authorized; no stated par).......
$13,507,377

   Net asset value, offering price and redemption
      price per share ($13,507,377/ 1,075,509)................
$12.56

SOURCE OF NET ASSETS:
   Paid in capital.............................................
$13,094,357
   Undistributed net investment income..........................
36,234
   Accumulated net realized gain on investments.................
865,097
   Net unrealized depreciation of investments...................
(488,311)
        NET ASSETS............................................
$13,507,377



The accompanying notes are an integral part of these financial statements.

35


SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997


INVESTMENT INCOME:
    Interest and discount earned, net of premium amortization
     (Note 1)......                                 $473,488

EXPENSES:
    Advisory fees (Note
3)...........................................      53,341
    Accounting and pricing services
fees...........................     25,141
    Custodian
fees.................................................   13,067
    Audit and tax preparation
fees....................................      10,250
    Legal
fees.......................................................
2,799
    Amortization of organization expenses (Note 1)..........
27,791
    Transfer agent
fees..............................................      29,506
    Registration
fees...............................................     27,132
    Trustees fees and expenses...................................
3,751
    Insurance expense....................................
6,549

Other.............................................................
 .         40
        TOTAL EXPENSES BEFORE REIMBURSEMENT............
199,367
        Expenses reimbursed by Adviser (Note
3)....................... (131,965)
        NET
EXPENSES................................................
67,402
        NET INVESTMENT
INCOME.......................................     406,086

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on
investments...............................   1,374,343
    Change in unrealized appreciation (depreciation) of
investments    (526,585)
    Net realized and unrealized gain on
investments................   847,758
    Net increase in net assets resulting from operations.........
$1,253,844



The accompanying notes are an integral part of these financial statements.

36


SMITH BREEDEN EQUITY PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS



                              Year Ended      Year Ended
                              March 31, 1997  March 31, 1996
OPERATIONS:
   Net investment income.......................         $406,086
$171,628
   Net realized gain on investments...............   1,374,343
709,594
   Change in unrealized appreciation (depreciation)
     of investments.....                 (526,585)
(66,654)
   Net increase in net assets resulting from
     operations..................            1,253,844
814,568

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income..........     (382,446)
(159,034)
   Distributions from net realized gains on
     investments............                  (808,371)
(371,974)
   Total distributions........................        (1,190,817)
(531,008)

CAPITAL SHARE TRANSACTIONS:
   Shares sold................................         8,844,701
2,256,010
   Shares issued on reinvestment of distributions    1,125,870
502,798
   Shares redeemed..........................     (1,292,755)
(383,180)
   Increase in net assets resulting from capital
     share transactions (a)                  8,677,816
2,375,628
       TOTAL INCREASE IN NET ASSETS.....          8,740,843
2,659,188

NET ASSETS:
   Beginning of year..........................         4,766,534
2,107,346
   End of year.................................      $13,507,377
$4,766,534

(a)  Transactions in capital shares were as follows:
        Shares sold...........................           695,525
183,531
        Shares issued on reinvestment of distributions  93,492
42,520
        Shares redeemed........................         (102,037)
(32,004)
        Net increase...........................          686,980
194,047
        Beginning balance .....................          388,529
194,482
        Ending balance........................         1,075,509
388,529




The accompanying notes are an integral part of these financial statements.

37


SMITH BREEDEN EQUITY PLUS FUND
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.



Year    Year            Year        Year       Period

Ended        Ended  Ended           Ended      Ended

31-Mar-97   31-Mar-96    31-Mar-95   31-Mar-94    31-Mar-93*
Net Asset Value, Beginning of
Period...........................$12.27          $10.84
$9.88       $10.85     $10.00
  Income From Investment Operations
  Net investment income.........................................
0.592           0.615       0.568  0.476         0.355
  Net realized and unrealized gain (loss) on
investments.........1.813       2.768      1.081       (0.216)
1.281
      Total from investment operations..........................
2.405           3.383       1.649  0.26     1.636

  Less Distributions
  Dividends from net investment income..........................
(0.59)         (0.583)     (0.568)      (0.472)       (0.311)
  Dividends in excess of net investment income..................
-               -      0.001           -            -
  Distributions from net realized gains on investments.........
(1.525)      (1.37)   (0.047)      (0.701)        (0.42)
  Distributions in excess of net realized gains on investments.
-             -       (0.073)      (0.057)        (0.055)
      Total
distributions........................................(2.115)
(1.953)     (0.689)      (1.23)         (0.786)

Net Asset Value, End of Period..............................
$12.56         $12.27     $10.84        $9.88          $10.85

Total Return....................................................
21.41%          32.30%     17.18%  2.19%           22.59%**

Ratios/Supplemental Data
  Net assets, end of period................................
$13,507,377   $4,766,534  $2,107,346   $1,760,519      $903,846
  Ratio of expenses to average net assets <F1>.................
0.88%            0.90%     0.90%          0.90%          0.57%**
  Ratio of net investment income to average net assets
<F2>.......5.30%           5.53%     7.44%          8.02%
5.28%**
  Portfolio turnover
rate.........................................182%        107%
120%         119%           271%

<F1>
The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 2.60%, 4.58%, 7.75%, 7.08%, and 28.48% for the years ended March 31, 1997, March 31, 1996, March 31, 1995, March 31, 1994, and the period ended
March 31, 1993, respectively.

<F2> The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was 3.58%, 1.85%, 0.59%, 1.84%, and (22.63%) for the years ended March
31, 1997, March 31, 1996, March 31, 1995, March 31, 1994,
and the period ended March 31, 1993, respectively.

*    Commenced operations June 30, 1992.
**   Annualized

The accompanying notes are an integral part of these financial statements.

38


SMITH BREEDEN EQUITY PLUS FUND
NOTES TO FINANCIAL STATEMENTS



1.   SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Equity Plus Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1997, the Fund had no net capital loss carryforward.

C. Repurchase Agreements: The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


39

NOTES TO FINANCIAL STATEMENTS (cont.)


E.   Determination Of Gains Or Losses On Sales Of
Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.


2.   FINANCIAL INSTRUMENTS

A.   Derivative Financial Instruments Held or Issued for
Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.


40

NOTES TO FINANCIAL STATEMENTS (cont.)


The Fund had the following open futures contracts as of March 31, 1997:


Type                 Notional     Position    Expiration
Unrealized
                     Amount                 Month
Gain/(Loss)
3 Month Eurodollar $18,000,000       Long     June, 1997
$(6,781)
3 Month Eurodollar    9,000,000      Short      March, 1998
8,297
3 Month Eurodollar    9,000,000      Short      September, 1998
2,210
3 Month Eurodollar   13,000,000      Short      March, 1999
9,692
3 Month Eurodollar    9,000,000      Short      September, 1999
584
3 Month Eurodollar   12,000,000      Short      March, 2000
8,322
3 Month Eurodollar    1,000,000      Short      June, 2000
1,845
3 Month Eurodollar   10,000,000      Short      September, 2000
10,705
3 Month Eurodollar   13,000,000      Short      March, 2001
10,016
10 Year Treasury          400,000             Short    June, 1997
5,982
                                          Total
$50,872

B.   Derivative Financial Instruments Held or Issued for
Trading Purposes:

The Fund invests in futures contracts on the S&P 500 Index and New York Stock Exchange Index whose returns are expected to track movements in the S&P 500 Index and New York Stock Exchange
Index.

The Fund had the following open futures contracts on the S&P 500 and New York Stock Exchange Indices as of March 31, 1997:


Type Notional      Position   Expiration         Unrealized
     Amount                Month             Gain/Loss
S&P 500   $10,599,680    Long June, 1997          $(423,940)
S&P 500   2,271,360 Long September, 1997           (134,280)
NYSE   199,275 Long June, 1997             (8,956)
                          Total         $(567,176)

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1997 was $691,539.

3.   INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the


41

NOTES TO FINANCIAL STATEMENTS (cont.)


Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 0.88% of the Fund's average daily net assets.
This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.88% through March 31, 1997. For the year ended March 31, 1997, the Adviser received fees of $53,341 and reimbursed the Fund $131,965.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the
Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority of the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.

Certain officers and trustees of the Fund are also officers and directors of the Adviser.

4.   INVESTMENT TRANSACTIONS
During the year-ended March 31, 1997, purchases and proceeds from sales of securities, other than short-term investments, aggregated $19,129,765 and $11,798,195, respectively. The cost of securities for federal income tax purposes is $16,394,418. Net unrealized depreciation of investments and futures contracts consists of:

          Gross unrealized appreciation $    81,061
          Gross unrealized depreciation    (569,372)
          Net unrealized depreciation    $ (488,311)


42

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period June 30,
1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Breeden Equity Plus Fund of the Smith Breeden Series Trust as of March 31, 1997, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1997

43




BOARD OF TRUSTEES

Douglas T. Breeden
Michael J. Giarla
Stephen M. Schaefer
Myron S. Scholes
William E. Sharpe

OFFICERS

PRESIDENT

Michael J. Giarla

VICE PRESIDENTS

Daniel C. Dektar (Smith Breeden Series Fund)
John B. Sprow   (Smith Breeden Trust)

TREASURER AND SECRETARY

Marianthe S. Mewkill





INVESTMENT ADVISER

Smith Breeden Associates, Inc.
100 Europa Drive
Suite 200
Chapel Hill NC
27514

TRANSFER AGENT AND DIVIDEND PAYING AGENT

FPS Services, Inc.
3200 Horizon Drive
PO Box 61503
King of Prussia PA 19406-0903


DISTRIBUTOR

FPS Broker Services, INc.
3200 Horizon Drive
PO Box 61503
King of Prussia, PA
19406-0903




CUSTODIAN

Bank of New York
48 Wall Street
New York, New York
10286



INDEPENDENT AUDITORS

Deloitte and Touche LLP
117 Campus Drive
Princeton, New Jersey
08540


For information about:

  Establishing an account
  Account Procedures
  Exchanges

Call 1-800-221-3137


For all other information about the Funds:

Call 1-800-221-3138